As with all mutual
funds, the
Securities and
Exchange
Commission has not
judged whether the
funds of the John
Hancock Variable
Series Trust I are
good investments
or whether the
information in
this prospectus is
adequate and
accurate. Anyone
who tells you
otherwise is
committing a
federal crime.

JOHN HANCOCK
VARIABLE SERIES TRUST I

PROSPECTUS

May 1, 2002

Equity Index Fund
Large Cap Value Fund
Large Cap Value CORE SM Fund
Large Cap Growth Fund
Large Cap Aggressive Growth Fund
Growth & Income Fund
Fundamental Value Fund
Multi Cap Growth Fund
Fundamental Growth Fund
Small/Mid Cap CORE SM Fund
Small/Mid Cap Growth Fund
Small Cap Equity Fund
Small Cap Value Fund
Small Cap Growth Fund
International Equity Index Fund
International Opportunities Fund
Emerging Markets Equity Fund
Real Estate Equity Fund
Health Sciences Fund
Managed Fund
Global Balanced Fund
Short-Term Bond Fund
Bond Index Fund
Active Bond Fund
High Yield Bond Fund
Global Bond Fund
Money Market Fund
                 Managed by John Hancock Life Insurance Company
                               John Hancock Place
                                Boston, MA 02117

Contents

--------------------------------------------------------------------------------
John Hancock Variable Series Trust I ("Trust")

A fund-by-fund summary of goals, strategies and risks.

Policies and instructions for opening, maintaining and closing an account in any fund


Further information on the funds

Further information on the Trust

Additional subadviser information

Overview                                     1

Your Investment Choices                      2
Equity Index Fund                            8
Large Cap Value Fund                        10
Large Cap Value CORE SM Fund                12
Large Cap Growth Fund                       14
Large Cap Aggressive Growth Fund            16
Growth & Income Fund                        18
Fundamental Value Fund                      22
Multi Cap Growth Fund                       24
Fundamental Growth Fund                     26
Small/Mid Cap CORE SM Fund                  28
Small/Mid Cap Growth Fund                   30
Small Cap Equity Fund                       32
Small Cap Value Fund                        34
Small Cap Growth Fund                       36
International Equity Index Fund             38
International Opportunities Fund            40
Emerging Markets Equity Fund                42
Real Estate Equity Fund                     44
Health Sciences Fund                        48
Managed Fund                                50
Global Balanced Fund                        54
Short-Term Bond Fund                        56
Bond Index Fund                             58
Active Bond Fund                            60
High Yield Bond Fund                        62
Global Bond Fund                            64
Money Market Fund                           66

Your Account                                68
Investments in shares of the funds          68
Share price                                 68
Valuation                                   68
Conflicts                                   68

Funds' Expenses                             69

Dividends and Taxes                         69
Dividends                                   69
Taxes                                       69

Trust Business Structure                    70

Appendix A                                  71

Appendix B                                  73

For more information                back cover

Overview

--------------------------------------------------------------------------------
FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on page 8. Each description provides the following information:

Goal and Strategy The fund's particular investment goals and the principal strategies it intends to use in pursuing those goals.

Subadviser/Manager The firm and individual(s) providing investment management services to the fund.

Past Performance The fund's total return, measured year-by-year and over time.

Main Risks The significant risk factors associated with the fund. The risks are categorized as "Primary" or "Secondary". The Primary Risks are considered major factors in the fund's performance and are described first. The Secondary Risks are not considered major factors in the fund's performance because the fund would not normally commit a large portion of its assets to the investments involved. However, the Secondary Risks are of such a nature that they could significantly affect the fund's performance, even if the investments are held in relatively small amounts.

Financial Highlights The fund's operating performance per share, measured year-by-year.

THE FUNDS
The Trust offers investment choices, or funds, for the variable annuity and variable life insurance contracts ("variable contracts") of:

.. John Hancock Life Insurance Company ("John Hancock"),

.. John Hancock Variable Life Insurance Company ("JHVLICO"), and

.. certain other insurance companies that may or may not be affiliated with John
  Hancock.

In some variable contract forms, the Trust may be referred to by some other term (such as the "Fund" or "Series Fund") and the investment choices may also be referred to by some other term (such as "Portfolios" or "Series").

RISKS OF FUNDS
These funds, like all mutual funds, are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in these funds. So, be sure to read all risk disclosure carefully before investing.

MANAGEMENT
John Hancock is the investment adviser of each fund of the Trust. John Hancock is a Massachusetts stock life insurance company. On February 1, 2000, John Han-cock changed its form of organization and its name. Prior to that date, it was John Hancock Mutual Life Insurance Company, a mutual life insurance company that was chartered in 1862. At the end of 2001, John Hancock and its affiliates managed approximately $124 billion in assets, of which it owned approximately $81 billion.

All of the funds of the Trust have subadvisers. John Hancock recommends subadvisers for the funds to the Trust, and oversees and evaluates the subadvisers' performance. John Hancock also overseas the allocation of a fund's assets between subadvisers for those funds that are "multi-managed" (Growth & Income, Real Estate Equity and Managed Funds), and manages the Trust's joint trading account for various funds' liquidity reserves.

Each subadviser has discretion to purchase and sell securities for the fund, or the portion of a fund, that it manages. While employing their own investment approach in managing a fund, each subadviser must also adhere to the fund's investment goals, strategies and restrictions.

Your Investment Choices

--------------------------------------------------------------------------------
The Trust offers a number of investment choices, or funds, to suit a variety of objectives under variable contracts. 27 of these funds are available under your variable contract. Each fund has its own strategy and its own risk/reward profile.The funds can be broadly categorized as equity funds, sector funds, balanced funds, bond funds, and international/global funds. Within these broad categories, the funds can be further categorized as follows:

EQUITY FUNDS
Equity funds can be categorized in two ways--by capitalization and by invest-ment style.

Capitalization            Equity funds can be categorized by market capital-
                          ization, which is defined as the market value of all shares of a company's stock. Capitalization requirements for each equity fund are described in the "Goal and Strategy" discussion for the fund and will differ from fund to fund within each cap-italization category. For more information on these capitalization requirements, turn to page 5.
                          In volatile market environments, a fund's market cap exposure may be allowed to shift temporarily outside of the normal range in order to avoid unnecessary transaction costs.


                          Large Cap Funds:
.. Equity Index Fund       These funds invest primarily in large, well-estab-
                          lished companies that typically are very actively
.. Large Cap Value         traded and provide more stable investment returns
  Fund over time. Large cap funds are appropriate for investors who want the least volatile investment
.. Large Cap Value         returns within the overall equity markets.
  CORE SM Fund

.. Large Cap Growth
  Fund

.. Large Cap Aggres-
  sive Growth Fund

                          Large/Mid Cap Funds:
.. Growth & Income         These funds invest primarily in large cap and mid
  Fund                    cap companies. The capitalization of these funds
                          can shift over time from primarily large cap to
.. Fundamental Value       primarily mid cap or vice versa depending on where
  Fund                    the manager identifies investment opportunities.
                          These funds are generally more volatile than pure
.. Fundamental Growth      large cap funds, but generally less volatile than
  Fund                    pure mid cap funds.

                          Mid Cap Funds:
                          These funds invest primarily in medium-sized, less established companies that are less actively traded and provide more share price volatility over time than large cap stocks. Mid cap funds are appropriate for investors who are willing to accept more volatile investment returns within the overall equity markets for the potential reward of higher long-term returns.

                          Small/Mid Cap Funds:
.. Small/Mid Cap           These funds invest primarily in mid cap and small
  CORE SM Fund            cap companies. The capitalization of these funds
                          can shift over time from primarily mid cap to pri-
.. Small/Mid Cap           marily small cap or vice versa depending on where
  Growth Fund             the manager identifies investment opportunities.
                          These funds are generally more volatile than pure mid cap funds, but generally less volatile than pure small cap funds.


                          Small Cap Funds:
.. Small Cap Equity        These funds invest primarily in small newly estab-
  Fund                    lished companies that are less actively traded and
                          have a high level of share price volatility over
.. Small Cap Value         time. Small cap funds are appropriate for invest-
  Fund                    ors who are willing to accept the most volatile
                          investment returns within the overall equity mar-
.. Small Cap Growth        kets for the potential reward of higher long-term
  Fund                    returns.

                           Multi Cap Funds:
.. Multi Cap Growth         These Funds invest in large cap, mid cap and small
  Fund cap companies. The capitalization of these Funds can shift over time depending on where the manager identifies investment opportunities. These Funds are generally more volatile than pure large cap Funds, but generally less volatile than pure small cap Funds.

Investment Style

                           Value Funds:
.. Large Cap Value          Value funds invest in companies that are attrac-
  Fund                     tively priced, considering their asset and earnings
                           history. These stocks typically pay above average
.. Large Cap Value          dividends and have low stock prices relative to
  CORE SM Fund             measures of earnings and book value. Value funds
                           are appropriate for investors who want some divi-
.. Fundamental Value        dend income and the potential for capital gains,
  Fund                     but are less tolerant of share-price fluctuations.


.. Small Cap Value
  Fund
                           Growth Funds:
.. Large Cap Growth         Growth funds invest in companies believed to have
  Fund                     above-average prospects for capital growth due to
                           their strong earnings and revenue potential. Growth
.. Large Cap Aggres-        stocks typically have high stock prices relative to
  sive Growth Fund         measures of earnings and book value. Growth funds
                           are appropriate for investors who are willing to
.. Fundamental Growth       accept more share-price volatility for the poten-
  Fund                     tial reward of higher long-term returns.

.. Multi Cap Growth
  Fund

.. Small Mid/Cap
  Growth Fund

.. Small Cap Growth
  Fund

                           Blend Funds:
.. Equity Index Fund        Blend funds invest in both value and growth compa-
                           nies. Blend funds are appropriate for investors who
.. Growth & Income          seek both dividend and capital appreciation charac-
  Fund                     teristics.

.. Small/Mid Cap
  CORE SM Fund

..  Small Cap Equity
   Fund

SECTOR FUNDS
Sector funds invest primarily in a single sector of the stock market and may be affected by economic factors and other factors specific to that sector. Sector funds are appropriate for investors who are willing to accept more volatile investment returns relative to the overall equity market.

.. Real Estate Equity
  Fund

.. Health Sciences
  Fund

BALANCED FUNDS
Balanced funds invest in a combination of stocks and bonds and actively manage the mix of stocks and bonds within a target range. Domestic balanced funds invest in U.S. stocks and bonds. Global balanced funds invest in foreign and U.S. stocks and bonds.

.. Managed Fund

.. Global Balanced
  Fund

BOND FUNDS
Bond funds can be categorized in two ways--by average maturity and by credit quality:

Average Maturity
                           Bond maturity is a key measure of interest rate risk. A bond's maturity measures the time remaining until the bond matures, or until the repayment of the bond's principal comes due. The longer a bond's maturity, the more sensitive the bond's price is to changes in interest rates.

.. Money Market Fund        Short:

.. Short-Term Bond          These funds invest primarily in bonds with short
  Fund maturities, and maintain a weighted average effec-tive maturity which is typically between one and three years. These funds have less interest rate risk than intermediate-term bond funds.

.. Bond Index Fund          Intermediate:

.. Active Bond Fund         These funds invest in bonds of all maturities and
                           maintain a weighted average effective maturity
.. High Yield Bond          which is typically between three and ten years.
  Fund These funds have more interest rate risk than short-term bond funds.
.. Global Bond Fund

Credit Quality             Credit quality is a measure of the ability of a
                           bond issuer to meet its financial obligations and repay principal and interest. High quality bonds have less credit risk than lower quality bonds.
                           Investment grade bonds typically have "high" or "medium" credit quality ratings (as defined below), while high-yield bonds have "low" credit quality ratings.

.. Money Market Fund        High:

.. Bond Index Fund          These funds focus on the highest-rated, most
                           creditworthy bonds or money market instruments and typically maintain an average credit quality rating of AAA/Aaa (A-1/P-1 for money market funds).

.. Short-Term Bond          Medium:
  Fund

.. Active Bond Fund         These funds invest in bonds of all credit quality
                           levels with a focus on investment grade bonds.
.. Global Bond Fund         These funds typically maintain an average credit
                           quality rating of AA/Aa, A or BBB/Baa.

.. High Yield Bond          Low:
  Fund These funds invest primarily in lower rated bonds-- known as high yield or "junk" bonds. These funds typically maintain a below investment-grade average credit quality rating of BB/Ba or B.

INTERNATIONAL/GLOBAL EQUITY FUNDS
International funds invest primarily in securities markets outside the United States. Global funds invest both in the United States and abroad. These funds can be categorized by the types of markets they invest in.

.. International            Developed Markets:
  Equity Index Fund

.. International            These funds invest primarily in the larger, well-
  Opportunities Fund       established developed or industralized markets
                           around the world. These funds have a lower level of foreign securities risk than emerging market funds.

.. Emerging Markets         Emerging Markets:
  Equity Fund              These funds invest primarily in developing or
                           emerging markets and have a higher level of foreign securities risk than funds that invest primarily in developed markets. These funds have more return volatility than the overall international/global equity markets.

MARKET CAPITALIZATION DATA
In the following pages of this prospectus, some of the equity funds describe their market capitalization requirements by referring to one or more indexes that are widely recognized as a source of market capitalization data. Publish-ers of an equity index typically define constituents at least annually. The range of market capitalizations for each index changes with daily changes in the overall equity market levels.

Market capitalization ranges for the following indexes are based on statistics at year-end 2001:

                           Smallest     Largest      Weighted Average      Used with the following
    Index                   Stock        Stock     Market Capitalization          Fund(s):
Russell 1000(R) Value    $230 million $269 billion       $64 billion     Large Cap Value
                                                                         Large Cap Value CORESM
Russell 1000(R) Growth   $240 million $398 billion      $126 billion     Large Cap Growth
                                                                         Large Cap Aggressive Growth
Russell 2500(TM)                    0 $7.7 billion     $1.85 billion     Small/Mid Cap CORESM
Russell 2500(TM) Growth             0 $7.7 billion     $1.69 billion     Small/Mid Cap Growth
Russell 2000(R)                     0   $3 billion      $850 million     Small Cap Equity
Russell 2000(R) Value               0   $3 billion      $850 million     Small Cap Value
Russell 2000(R) Growth              0   $3 billion      $840 million     Small Cap Growth

Some of the equity funds also describe investment strategies by referring to investments in companies with market capitalizations that are within the range of capitalizations of a segment of the Russell 3000(R) Index. The market capi-talization related to each segment is typically adjusted on a quarterly basis, but in extraordinary circumstances adjustments may be made as frequently as monthly. Market capitalization ranges for the following segments of that index are based on statistics at year-end 2001:

                                  Approximate          Used with the following
          Segment of Index   Market Capitalization            Fund(s):
300 largest companies in   greater than $6.9 billion Large Cap Value
 the Russell 3000(R)                                 Large Cap Value CORESM
 Index                                               Large Cap Growth
                                                     Large Cap Aggressive Growth
1000 largest companies     greater than $1.4 billion Growth & Income
 in the Russell 3000(R)                              Fundamental Value
 Index                                               Fundamental Growth
                                                     Global Balanced
                                                     Managed
2,800 smallest companies   less than $10.6 billion   Small/Mid Cap CORESM
 in the Russell 3000(R)                              Small/Mid Cap Growth
 Index
2,100 smallest companies   less than $1.6 billion    Small Cap Equity
 in the Russell 3000(R)                              Small Cap Value
 Index                                               Small Cap Growth

The Russell 3000(R) Index, Russell 1000(R) Value Index, Russell 1000(R) Growth Index, Russell Mid Cap(TM) Value Index, Russell 2500(TM) Index, Russell 2500(TM) Growth Index, Russell 2000(R) Index, Russell 2000(R) Value Index and Russell 2000(R) Growth Index are service marks or trademarks of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Trust. Inclusion of a security in the index in no way implies an opinion on the part of Frank Russell Company as to its attractiveness or appropriateness as an investment.

ADDITIONAL INFORMATION

Financial Highlights
Tables
The financial highlights tables on the following pages detail the historical performance of each fund, including total return information for the past 5 years (or such shorter period as the fund has been in operation). The "total returns" in each table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). Certain information in each table reflects financial results for a single fund share. The "total investment return" shown for each fund does not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospec-tus to which this prospectus is attached. If the earliest period shown in the financial highlights table is less than a full calendar year, the two "Ratios" shown for that period have been annualized (i.e., projected as if the fund had been in effect for a full year). However, the "total investment return" and "turnover rate" for that period have not been annualized. The financial high-lights have been audited by Ernst & Young LLP, whose report (along with the Trust's financial statements) are included in the Trust's annual report, which is available upon request.

During the year 1999, the Trust entered into a new subadvisory agreement with Morgan Stanley Investment Management Inc. for management of the Emerging Mar-kets Equity Fund. During the year 2000, the Trust entered into a new subadvisory agreement (i) with Morgan Stanley Investment Management Inc. for management of the Real Estate Equity Fund, (ii) with Putnam Investment Manage-ment, LLC for management of the Fundamental Growth and Growth & Income Funds,
(iii) with Capital Guardian Trust Company for management of the Global Bal-anced, Managed, Small Cap Equity and Global Bond Funds, and (iv) with T. Rowe Price International, Inc. for management of the International Opportunities Fund. Had the Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds not amortized premiums and accreted discounts on debt securities, the "ratio of net investment income to average net assets" for the period ended December 31, 2001 would have been 2.29%, 1.38%, 5.32%, 6.37%, 6.28%, 9.35% and 3.96%, respectively.

General
In the following pages, any fund investment strategy that is stated as a per-centage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, when markets are unusually vol-atile or when a fund experiences unusually large cash flows, a fund may be allowed to temporarily deviate from its normal strategy to avoid unnecessary transaction costs. The trustees of the Trust can change the investment goals and strategy of any fund without shareholder (i.e., contractowner) approval.

All of the funds (except bond funds and equity index funds) may participate in initial public offerings (IPOs). Under certain market conditions, such partic-ipation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

If the total investment return for any fund for any given year appears unusu-ally high, the return may be attributable to unusually favorable market condi-tions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

In this prospectus, the term "stock" is used as a shorthand reference for equity investments generally and the term "bond" is used as a shorthand refer-ence for debt obligations generally.

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                                                                               7

Equity Index Fund

GOAL AND STRATEGY

This is a stock fund that seeks to track the performance of the S&P 500 Index, which emphasizes the stocks of large U.S. companies.

The manager employs a passive management strategy by normally investing in all stocks included in the Index. The manager normally invests in each stock in roughly the same proportion as represented in the Index.

The manager seeks to replicate as closely as possible the aggregate risk char-acteristics and sector diversification of the Index.

The Fund normally invests in all 500 stocks in the Index, and more then 80% of its assets in securities listed in the Index, but the Fund has no predetermined number of stocks that it must hold. S&P may change the composition of the Index from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain Exchange Traded Funds (ETFs), U.S. dollar denom-inated foreign securities, cash equivalents, and certain derivatives (invest-ments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

Note: "S&P 500 Index" means the Standard & Poor's 500 Composite Stock Price Index. "Standard & Poor's", "S&P" and "S&P 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by the Trust.
--------------------------------------------------------------------------------

SUBADVISER

SSgA Funds Management, Inc.
(formerly State Street Global Advisors, a division of State Street Bank and Trust Company)
Two International Place
Boston, Massachusetts 02110

Managing, with predecessor, since 1978
Managing Fund since May, 1997
Managed approximately $700 billion in assets at the end of 2001

FUND MANAGERS

John A. Tucker
-----------------
Principal of subadviser
Joined subadviser in 1988

James B. May
-----------------
Principal of subadviser
Joined subadviser in 1989


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                  [CHART]

                             1997      32.79%
                             1998      28.45%
                             1999      21.08%
                             2000      -9.15%
                             2001     -11.98%

Best quarter: up 21.27%, fourth quarter 1998 Worst quarter: down 14.68%, third quarter 2001

Average annual total return -- for periods ending 12/31/2001*

               Fund   Index
1 year        -11.98% -11.87%
5 years        10.55%  10.70%
Life of Fund   11.84%  12.13%

Index:S&P 500 Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

.. The securities selected by the manager may not be fully representative of the Index.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

.. The size and timing of the Fund's cash flows may result in the Fund's per-
  formance being different than that of the Index.
Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform mid cap and small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                         1997      1998      1999      2000       2001
Net asset value,
 beginning of period     $  11.10  $  14.21  $  17.70  $  20.46     $17.64
Income from investment
 operations:
 Net investment income
  (loss)                     0.24      0.25      0.27      0.22       0.19
 Net realized and
  unrealized gain (loss)
  on investments*            3.41      3.76      3.41     (2.09)     (2.30)
 Total from investment
  operations                 3.65      4.01      3.68     (1.87)     (2.11)
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.29)    (0.24)    (0.26)    (0.23)     (0.19)
 Distributions from net
  realized gain on
  investments sold          (0.25)    (0.28)    (0.66)    (0.72)     (0.49)
 Distributions in excess
  of income, capital
  paid in & gains             --        --        --        --         --
 Total distributions        (0.54)    (0.52)    (0.92)    (0.95)     (0.68)
Net asset value, end of
 period                  $  14.21  $  17.70  $  20.46  $  17.64   $  14.85
Total investment
 return***                  32.79%    28.45%    21.08%    (9.15)%   (11.98)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $101,390  $232,578  $451,296  $525,659   $538,791
Ratio of expenses to
 average net assets
 (%)****                     0.00%     0.00%     0.00%     0.19%      0.20%
Ratio of net investment
 income (loss) to
 average net assets (%)      1.97%     1.59%     1.42%     1.12%      1.20%
Turnover rate (%)           64.56%    43.31%    55.24%    34.11%     17.61%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Fund began operations on May 1, 1996.
*** Includes the effect of a voluntary capital contribution from John Hancock of $0.04 per share for year ended 1997. The Total Investment Return with-out the capital contribution would have been 32.47% for the year ended 1997.
**** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.65%, 0.34% and 0.22% for the years ended December 31, 1997, 1998 and 1999, respectively.
(1) Excludes merger activity.

Large Cap Value Fund

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capi-tal appreciation and substantial dividend income.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies paying above-average dividends.

The manager employs a value approach in selecting stocks using proprietary equity research. Stocks are purchased that are undervalued by various measures such as the stock's current price relative to its earnings potential.

The manager looks for companies with:

.. established operating history;

.. above-average dividend yield relative to the S&P 500 Index;

.. low price/earnings ratio relative to the S&P 500 Index;
.. sound balance sheet and other positive financial characteristics; and

.. low stock price relative to the company's underlying value.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 100 to 175 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Value Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 300 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $6.9 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, high and medium quality debt securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

Note: "S&P 500 Index" means the Standard & Poor's 500 Composite Stock Price Index. "Standard & Poor's", "S&P" and "S&P 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by the Trust.
--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since May, 1996
Managed approximately $131 billion in assets at the end of 2001

FUND MANAGERS
Management by Investment Advisory Committee

Brian C. Rogers, CFA, CIC
-----------------
Committee Chairman
Director of subadviser
Joined subadviser in 1982


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

                                    [CHART]

                                1997     28.56%
                                1998      9.26%
                                1999      3.28%
                                2000     12.97%
                                2001      1.25%


Best quarter: up 12.86%, fourth quarter 1999 Worst quarter: down 8.58%, third quarter 1999

Average annual total return -- for periods ending 12/31/2001*

               Fund  Index
1 year         1.25% -5.59%
5 years       10.66% 11.14%
Life of fund  11.87% 12.45%

Index:Russell 1000(R) Value Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:         1997      1998      1999      2000      2001
Net asset value, beginning of
 period                        $ 11.09  $  13.57  $  14.02  $  13.49  $  14.38
Income from investment
 operations:
 Net investment income (loss)     0.29      0.28      0.27      0.27      0.22
 Net realized and unrealized
  gain (loss) on investments*     2.84      0.96      0.18      1.45     (0.05)
 Total from investment
  operations                      3.13      1.24      0.45      1.72      0.17
Less distributions:
 Distributions from net
  investment income and
  capital paid in                (0.29)    (0.28)    (0.27)    (0.29)    (0.22)
 Distributions from net
  realized gain on
  investments sold               (0.36)    (0.51)    (0.71)    (0.53)    (0.18)
 Distributions in excess of
  income & gains                   --        --        --      (0.01)      --
 Total distributions             (0.65)    (0.79)    (0.98)    (0.83)    (0.40)
Net asset value, end of
 period                        $ 13.57  $  14.02  $  13.49  $  14.38  $  14.15
Total investment return          28.56%     9.26%     3.28%    12.97%     1.25%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)             $73,269  $123,365  $155,849  $204,535  $260,646
Ratio of expenses to average
 net assets (%)**                  1.0%     0.92%     0.85%     0.78%     0.82%
Ratio of net investment
 income (loss) to average net
 assets (%)                       2.42%     2.08%     1.88%     2.04%     1.54%
Turnover rate (%)                19.21%    18.46%    32.62%    42.12%    18.19%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06% for the year ended Decem-ber 31, 1997.

Large Cap Value CORE SM Fund

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capi-tal appreciation and dividend income.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager selects stocks using a combination of quantitative techniques and fundamental equity research. The manager employs an investment process known as CORE, "Computer Optimized, Research-Enhanced," that employs a proprietary quan-titative model. "CORE SM" is a service mark of Goldman, Sachs & Co. The manager identifies stocks that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 1000(R) Value Index. Stocks are purchased that have:

.. Low to modest valuation characteristics relative to general market measures, such as price/earnings ratio, book value and other fundamental accounting measures, and

.. favorable prospects for capital appreciation and/or dividend paying ability.

The Fund is managed using risk control techniques to maintain risk, style, cap-italization and sector characteristics similar to the Russell 1000(R) Value Index. The Fund is broadly diversified by sector.

The Fund normally invests in 100 to 350 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large-cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Value Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 300 largest companies in the Russell 3000(R) Index. At year-end 2001, those compa-nies had market capitalizations greater than $6.9 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Goldman Sachs Asset Management,
A unit of the Investment Management
Division of Goldman, Sachs & Co.
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since August, 1999
Managed approximately $330 billion
in assets at the end of 2001

FUND MANAGERS
Management by investment team overseen by:

Robert C. Jones
-----------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
-----------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity Research at Prudential Securities (1983-1998)

Victor H. Pinter
-----------------
Vice President of subadviser
Joined subadviser in 1989
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [CHART]

                                2000      5.12%
                                2001     -4.75%


Best quarter: up 8.62%, third quarter 2000 Worst quarter: down 10.86%, fourth quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index
1 year        -4.75% -5.59%
Life of fund   1.57%  1.19%

Index:Russell 1000(R) Value Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small and mid cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                         1999**     2000     2001
Net asset value, beginning of period              $10.00  $ 10.16  $ 10.42
Income from investment operations:
 Net investment income (loss)                       0.04     0.15     0.09
 Net realized and unrealized gain (loss) on
  investments*                                      0.31     0.36    (0.58)
 Total from investment operations                   0.35     0.51    (0.49)
Less distributions:
 Distributions from net investment income and
  capital paid in                                  (0.04)   (0.16)   (0.09)
 Distributions from net realized gain on
  investments sold                                 (0.14)   (0.06)     --
 Distributions in excess of income & gains         (0.01)   (0.03)     --
 Total distributions                               (0.19)   (0.25)   (0.09)
Net asset value, end of period                    $10.16  $ 10.42  $  9.83
Total investment return                             3.58%    5.12%   (4.75)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)       $6,371  $18,164  $60,832
Ratio of expenses to average net assets (%)***      0.85%    0.85%    0.85%
Ratio of net investment income (loss) to average
 net assets (%)                                     1.13%    1.54%    0.98%
Turnover rate (%)                                  30.90%   59.15%   74.91%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.17%, 1.09%, and .88% for the years ended December 31, 1999, 2000, and 2001, respectively.

Large Cap Growth Fund

GOAL AND STRATEGY

This is a non-diversified large cap stock fund with a growth emphasis that seeks capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects. The manager seeks to maintain risk and sector characteristics similar to the Russell 1000(R) Growth Index.

The Fund is "non-diversified" which means it can take larger positions in indi-vidual issuers. The Fund normally invests in 75 to 160 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Growth Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capital-ization of the 300 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $6.9 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $20 billion in assets at the end of 2001

FUND MANAGERS
Management by investment team overseen by:

Mark C. Lapman
-----------------
President and CEO of subadviser
Joined subadviser in 1982

John C. Forelli
-----------------
Senior Vice President of subadviser
Joined subadviser in 1990
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [CHART]

                                1991     25.50%
                                1992      9.90%
                                1993     13.80%
                                1994     -0.98%
                                1995     31.64%
                                1996     18.27%
                                1997     30.89%
                                1998     39.51%
                                1999     24.07%
                                2000    -17.89%
                                2001    -17.54%


Best quarter: up 27.79%, fourth quarter 1998 Worst quarter: down 21.05%, first quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund    Index
1 year        -17.54% -20.42%
5 years         8.94%   8.27%
10 years       11.46%  10.79%
Life of fund   12.49%  12.33%

Index:Russell 1000(R) Growth Index

* Began operations on March 29, 1986.
14

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended
 December 31:                1997        1998        1999        2000       2001
Net asset value,
 beginning of period     $  17.49  $    20.82  $    26.19  $    27.33   $  18.89
Income from investment
 operations:
 Net investment income
  (loss)                     0.17        0.14        0.09        0.03       0.04
 Net realized and
  unrealized gain (loss)
  on investments*            5.21        8.05        6.03       (4.89)     (3.36)
 Total from investment
  operations                 5.38        8.19        6.12       (4.86)     (3.32)
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.17)      (0.14)      (0.09)      (0.11)     (0.03)
 Distributions from net
  realized gain on
  investments sold          (1.88)      (2.68)      (4.89)      (2.69)       --
 Distributions in excess
  of income & gains           --          --          --        (0.78)       --
 Total distributions        (2.05)      (2.82)      (4.98)      (3.58)     (0.03)
Net asset value, end of
 period                  $  20.82  $    26.19  $    27.33  $    18.89   $  15.54
Total investment return     30.89%      39.51%      24.07%     (17.89)%   (17.54)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $754,398  $1,126,764  $1,382,473  $1,146,787   $770,915
Ratio of expenses to
 average net assets (%)      0.44%       0.41%       0.39%       0.46%      0.41%
Ratio of net investment
 income (loss) to
 average net assets (%)      0.86%       0.59%       0.33%       0.10%      0.23%
Turnover rate (%)           83.82%      56.41%      37.42%      89.30%     63.96%

 * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Large Cap Aggressive Growth Fund

GOAL AND STRATEGY

This is a non-diversified large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of large established U.S. com-panies that are believed to offer above-average potential for long-term growth in revenues and earnings.

The manager selects stocks using proprietary company-specific research that focuses on firms:

.. offering superior earnings growth that is not fully reflected in current mar-ket valuations,

.. having prospective earnings growth rates substantially above that of the S&P
  500, and

.. exhibiting strong management, superior industry positions and excellent bal-ance sheets.

The Fund employs aggressive investment strategies and invests most of its assets in a relatively small number of companies, with the 25 most highly regarded stocks representing a majority of the Fund's assets. The manager selects stocks without regard to any predefined sector selection criteria.

The manager actively trades and adjusts the Fund's holdings to capitalize on market fluctuations. The manager typically:

.. increases investment in favored securities and reduces the number of holdings in declining markets, and

.. decreases investment in favored securities and increases the number of hold-ings in rising markets.

The Fund is "non-diversified", which means it can take larger positions in individual issuers. The Fund normally invests in 35 to 75 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Growth Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capital-ization of the 300 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $6.9 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Managing, with predecessors, since 1971
Managing Fund since August, 1999
Managed approximately $455 billion
in assets at the end of 2001

FUND MANAGERS
Management by investment team overseen by:

John H. Fogarty
-----------------
Vice president of subadviser
Joined subadviser in 1988

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year

                                    [CHART]

                                2000    -18.77%
                                2001    -14.69%


Best quarter: up 20.81%, fourth quarter 1999 Worst quarter: down 17.87%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index
1 year        -14.69% -20.42%
Life of fund   -7.52% -11.28%

Index:Russell 1000(R) Growth Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's invest ment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                      1999**         2000      2001
Net asset value, beginning of period          $ 10.00     $  11.94   $  9.52
Income from investment operations:
 Net investment income (loss)                   (0.01)       (0.03)     0.01
 Net realized and unrealized gain (loss) on
  investments*                                   2.03        (2.21)    (1.41)
 Total from investment operations                2.02        (2.24)    (1.40)
Less distributions:
 Distributions from net investment income and
  capital paid in                                 --         (0.11)      --
 Distributions from net realized gain on
  investments sold                              (0.08)       (0.01)      --
 Distributions in excess of income & gains        --         (0.06)      --
 Total distributions                            (0.08)       (0.18)      --
Net asset value, end of period                $ 11.94      $  9.52   $  8.12
Total investment return                         20.18%(1)   (18.77)%  (14.69)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)   $15,074     $ 26,244   $39,738
Ratio of expenses to average net assets
 (%)***                                          1.08%        1.00%     0.97%
Ratio of net investment income (loss) to
 average net assets (%)                         (0.39)%      (0.37)%  (0.06)%
Turnover rate (%)                               18.97%       75.97%    87.90%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.17%, 1.05% and 1.06% for the years ended December 31, 1999, 2000 and 2001, respectively.

Growth & Income Fund

GOAL AND STRATEGY

This is a non-diversified large and mid-cap stock fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies.

The Fund employs a multi-style and multi-manager approach with two sub-advis-ers, each of which employs its own investment approach and independently man-ages its portion or portions of the Fund. The Fund uses three distinct invest-ment styles intended to complement each other: growth, value and blend. The allocation across styles as of year-end 2001 is approximately: growth portion 20%, value portion 20% and blend portion 60%. All investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. Moreover, the allocation between the value and blend portions will be managed so that the value portion will be approximately equal to the growth portion over time. All of these allocation methodologies may change in the future.

Independence Investment LLC ("Independence") manages two portions of the Fund--the value style portion and the blend style portion. Independence selects stocks using a combination of proprietary equity research and quanti-tative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects.

Independence seeks to maintain risk and sector characteristics similar to the market benchmark for its portion of the Fund. Independence normally invests its portion of the Fund in 75 to 160 stocks, with at least 65% (usually high-er) of its assets in companies with market capitalizations that are within the range of capitalization of the 1000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater that $1.4 billion.

Putnam Investment Management, LLC ("Putnam") manages the growth style portion of the Fund. Putnam selects stocks using a combination of:

.. a systematic screening approach to rank stocks based on: fundamental cata-lyst (such as earnings surprise and momentum); valuation (such as price-to-sales ratio); and financial strength (such as superior cash flow); and

.. proprietary fundamental equity research to identify companies with strong and innovative management teams, opportunities for above average growth within their industry and strong competitive positioning relative to peers and suppliers.

Putnam seeks broad diversification by security and sector and uses risk man-agement tools and qualitative judgment to determine sector and stock-specific weightings. Putnam normally invests in 65 to 120 stocks, with at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 1000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capital-izations greater that $1.4 billion.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example:
U.S. dollar denominated foreign securities, certain Exchange Traded Funds
(ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strate-gy. In taking those measures, the Fund may not achieve its investment goal.
-------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $20 billion in assets at end of 2001

FUND MANAGERS

Management by investment team overseen by:

Paul F. McManus
-----------------
Senior Vice President of subadviser
Joined subadviser in 1982

Thomas D. Spicer
-----------------
Senior Vice President of subadviser
Joined subadviser in 1991
SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

Managing since 1937
Managing Fund since November, 2000
Managed approximately $315 Billion in assets at the end of 2001

FUND MANAGERS

Team Managed By:
4 Portfolio Managers
Average 8 years with Putnam
Average 17 years industry experience
See Appendix B for more details

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [CHART]

                                1992      8.90%
                                1993     13.33%
                                1994     -0.56%
                                1995     34.21%
                                1996     20.10%
                                1997     29.79%
                                1998     30.25%
                                1999     16.23%
                                2000    -13.10%
                                2001    -15.44%


Best quarter: up 24.07%, fourth quarter 1998 Worst quarter: down 16.99%, third quarter 2001

Average annual total return -- for periods ending 12/31/2001*

               Fund   Index 1 Index 2 Index 3**
1 year        -15.44% -11.87% -12.45%  -11.87%
5 years         7.62%  10.70%  10.50%   10.70%
10 years       11.06%  12.93%  12.85%   12.93%
Life of fund   12.02%  13.31%  13.05%   13.31%

Index 1: S&P 500 Index
Index 2: Russell 1000 Index (effective May, 2002)
Index 3: S&P 500 Index (from inception through April, 2002) and Russell 1000 Index (after April, 2002)

*  Began operations on March 29, 1986.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FINANCIAL HIGHLIGHTS

(Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                           1997        1998        1999        2000         2001
Net asset value,
 beginning of period         $14.65      $16.61      $19.49      $20.01   $    14.18
Income from investment
 operations:
 Net investment income
  (loss)                       0.27        0.23        0.20        0.17         0.06
 Net realized and
  unrealized gain (loss)
  on investments*              4.07        4.75        2.88       (2.77)       (2.25)
 Total from investment
  operations                   4.34        4.98        3.08       (2.60)       (2.19)
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.27)      (0.23)      (0.20)      (0.40)       (0.06)
 Distributions from net
  realized gain on
  investments sold            (2.11)      (1.87)      (2.36)      (2.69)         --
 Distributions in excess
  of income & gains             --          --          --        (0.14)         --
 Total distributions          (2.38)      (2.10)      (2.56)      (3.23)       (0.06)
Net asset value, end of
 period                      $16.61      $19.49      $20.01      $14.18   $    11.93
Total investment return       29.79%      30.25%      16.23%     (13.10)%     (15.44)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $2,785,964  $3,670,785  $4,218,841  $3,324,988   $2,476,319
Ratio of expenses to
 average net assets (%)        0.28%       0.27%       0.28%       0.40%        0.72%
Ratio of net investment
 income (loss) to
 average net assets (%)        1.61%       1.24%       0.98%       0.84%        0.49%
Turnover rate (%)             74.56%      48.45%      70.16%     112.94%      104.47%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
(1) Excludes merger activity.

Fundamental Value Fund
(Formerly Large/Mid Cap Value Fund)
GOAL AND STRATEGY

This is a large/mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large- and mid-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry- specific valuation criteria.

The manager screens the investable universe for:

.. stocks in the Russell 1000(R) Value Index, or

.. stocks with dividend yields greater than the Russell 1000(R) Index, or

.. stocks with price/book ratios lower than the Russell 1000(R) Index.

The Fund's assets are allocated to industry-specific sub-portfolios that are managed by each industry analyst. The manager oversees the Fund to maintain capitalization and sector weights similar to the Russell 1000(R) Value Index.

The Fund normally invests in 90 to 130 stocks, with at least 65% (usually high-er) of its assets in companies with market capitalizations that are within the range of capitalization of the 1,000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $1.4 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since August, 1999
Managed approximately $311 billion
in assets at the end of 2001

FUND MANAGERS
Management by Global Research Team overseen by:

Doris Dwyer Chu
-----------------
Vice President of subadviser
Joined subadviser in 1998
Partner and portfolio manager at Grantham, Mayo, Van Otterloo & Co. (1985-1998)

Laurie A. Gabriel
-----------------
Managing Partner of subadviser
Joined subadviser in 1976
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year

                                    [CHART]

                                2000     13.41%
                                2001     -6.99%


Best quarter: up 11.62%, first quarter 2000 Worst quarter: down 11.21%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index
1 year        -6.99% -5.59%
Life of fund   4.35%  1.19%

Index:Russell 1000(R) Value Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.


Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.


Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                       1999**     2000      2001
Net asset value, beginning of period            $10.00  $ 10.42  $  11.57
Income from investment operations:
 Net investment income (loss)                     0.03     0.09      0.10
 Net realized and unrealized gain (loss) on
  investments*                                    0.45     1.30     (0.91)
 Total from investment operations                 0.48     1.39     (0.81)
Less distributions:
 Distributions from net investment income and
  capital paid in                                (0.03)   (0.10)    (0.10)
 Distributions from net realized gain on
  investments sold                               (0.02)   (0.08)      --
 Distributions in excess of income & gains       (0.01)   (0.06)      --
 Total distributions                             (0.06)   (0.24)    (0.10)
Net asset value, end of period                  $10.42  $ 11.57     10.66
Total investment return                           4.72%   13.41%    (6.99)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)     $6,101  $15,728  $161,710
Ratio of expenses to average net assets (%)***    1.05%    1.05%     0.99%
Ratio of net investment income (loss) to
 average net assets (%)                           0.94%    0.97%     0.91%
Turnover rate (%)                                23.03%   86.97%    85.20%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42%, 1.36% and 1.20% for the years ended December 31, 1999, 2000 and 2001, respectively.
(1) Excludes merger activity.

Multi Cap Growth Fund
(Formerly Mid Cap Growth Fund)

GOAL AND STRATEGY
This is a non-diversified multi cap stock fund with a growth emphasis that seeks long-term capital appreciation.
The Fund invests primarily in the common stocks of U.S. companies of any size that are believed to offer above-average potential for growth in revenues and earnings.
The manager selects stocks using proprietary equity research. Stocks are pur-chased that are expected to have earnings growth potential that may not be rec-ognized by the investment community.
The manager looks for companies experiencing:
.. above-average growth relative to their peers or the general economy;
.. positive change due to new product developments, improved regulatory environ-
  ment or a new management team;
.. sustainable top-line growth from increased demand and market share gains;
.. dominant and differentiated industry franchise;
.. high barriers to entry for competitors;
.. strong financial profile including recurring revenues, outstanding profit margins and free cash flow generation; and
.. forward thinking management that builds customer loyalty and shareholder val-
  ue.
The Fund is "non-diversified", which means it can take larger positions in individual issuers. The Fund normally invests in 30 to 100 stocks, with at least 80% of its assets in equities. The Fund normally has 15% or less of its assets in cash and cash equivalents. The Fund's sector exposures are a result of stock selection as opposed to predetermined allocations. The Fund may invest in initial public offerings (IPOs).
The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).
In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Janus Capital Management, LLC
100 Fillmore Street
Denver, Colorado 80206

Managing since 1970
Managing Fund since May, 1996
Managed approximately $182 billion
in assets at the end of 2001

FUND MANAGER

Warren B. Lammert, CFA
-----------------
Executive Vice President of subadviser
Managed fund since May, 2002
Joined subadviser in 1987


PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [CHART]

                                1997     16.66%
                                1998     39.07%
                                1999    118.31%
                                2000    -35.86%
                                2001    -36.93%


Best quarter: up 59.33%, fourth quarter 1999 Worst quarter: down 33.10%, first quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index 1 Index 2 Index 3**
1 year        -36.93% -20.16% -24.42%  -20.16
5 years         7.46%   9.01%   8.27%    9.01
Life of fund    7.04%   8.90%   9.75%    8.90

Index 1: Russell Mid Cap Growth Index
Index 2: Russell 1000 Growth Index (effective May, 2002)
Index 3: A composite index combining the performance of the following indices over the periods indicated: Russell Mid CapTM Growth Index (from inception through April, 2002) and Russell 1000(R) Growth Index (after April, 2002).

* Began operations on May 1, 1996.
** John Hancock believes that Index 3 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's changes in investment strategy since inception.

MAIN RISKS
Primary
Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.
Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.
Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small cap and large cap stocks.
Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.
Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.
Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
Secondary
Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could be- come harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share Interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                        1997      1998       1999       2000       2001
Net asset value,
 beginning of period     $ 10.22   $ 11.93   $  15.12   $  29.22   $  15.60
Income from investment
 operations:
 Net investment income
  (loss)                   (0.02)    (0.09)     (0.19)     (0.05)     (0.06)
 Net realized and
  unrealized gain (loss)
  on investments*           1.73      4.75      17.70     (10.49)     (5.70)
 Total from investment
  operations                1.71      4.66      17.51     (10.54)     (5.76)
Less distributions:
 Distributions from net
  investment income and
  capital paid in            --      (0.15)       --       (1.06)       --
 Distributions from net
  realized gain on
  investments sold           --      (1.32)     (3.41)     (0.41)       --
 Distributions in excess
  of income & gains          --        --         --       (1.61)       --
 Total distributions         --      (1.47)     (3.41)     (3.08)       --
Net asset value, end of
 period                  $ 11.93   $ 15.12   $  29.22   $  15.60   $   9.84
Total investment return    16.66%    39.07%    118.31%    (35.86)%   (36.93)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $40,235   $94,085   $452,937   $393,988   $245,899
Ratio of expenses to
 average net assets
 (%)**                      1.10%     1.10%      0.93%      0.85%      0.94%
Ratio of net investment
 income (loss) to
 average net assets (%)    (0.26)%   (0.64)%    (0.68)%    (0.43)%    (0.49)%
Turnover rate (%)         124.04%   137.01%    106.06%    140.94%    111.69%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42% and 1.13% for the years ended December 31, 1997 and 1998, respectively.

Fundamental Growth Fund


GOAL AND STRATEGY

This is a stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of large-sized and mid-sized U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of a systematic screening approach and proprietary fundamental equity research. The manager screens the universe for stocks that meet minimum size and earnings growth criteria. The manager employs a proprietary quantitative model to rank stocks based on:

.. fundamental catalyst (such as earnings surprise and momentum);

.. valuation (such as price-to sales ratio); and

.. financial strength (such as superior cash flow).

The manager uses fundamental equity research with a global equity research team to identify companies with characteristics such as:

.. strong and innovative management teams;

.. opportunities for above average growth within its industry;

.. strong competitive positioning relative to peers and suppliers;

.. sufficient financial strength to grow the business; and

.. reasonable valuations relative to earnings expectations.

The manager uses risk management tools and qualitative judgement to determine the Fund's sector and stock-specific weightings. The Fund is broadly diversi-fied by sector. The Fund normally invests in 80 to 150 stocks, with at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 1,000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capi-talizations greater than $1.4 billion. The Fund normally has 10% or less (usu-ally lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02119

Managing since 1937
Managing Fund since August, 2000
Managed approximately $315 billion
in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

Eric M. Wetlaufer, CFA
-----------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1997

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [CHART]

                                2000     -3.03%
                                2001    -32.23%

Best quarter: up 54.57%, third quarter 1999 Worst quarter: down 31.27%, fourth quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index
1 year        -32.23% -20.16%
Life of fund    0.67%  -1.11%

Index:Russell Mid Cap(TM) Growth Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized com-panies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                       1999**      2000      2001
Net asset value, beginning of period            $10.00   $ 14.42   $ 12.52
Income from investment operations:
 Net investment income (loss)                    (0.02)    (0.02)    (0.03)
 Net realized and unrealized gain (loss) on
  investments*                                    5.34     (0.44)    (4.01)
 Total from investment operations                 5.32     (0.46)    (4.04)
Less distributions:
 Distributions from net investment income and
  capital paid in                                  --      (0.03)      --
 Distributions from net realized gain on
  investments sold                               (0.90)    (0.76)      --
 Distributions in excess of income & gains         --      (0.65)      --
 Total distributions                             (0.90)    (1.44)      --
Net asset value, end of period                  $14.42   $ 12.52   $  8.48
Total investment return                          54.57%    (3.03)%  (32.23)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)     $9,175   $46,114   $37,897
Ratio of expenses to average net assets (%)***    0.95%     0.96%     1.00%
Ratio of net investment income (loss) to
 average net assets (%)                          (0.55)%   (0.38)%   (0.46)%
Turnover rate (%)                                61.66%   250.46%   118.01%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09%, 1.00% and 1.19% for the years ended December 31, 1999, 2000 and 2001, respectively.
(1) Excludes merger activity.

Small/Mid Cap CORE SM Fund

GOAL AND STRATEGY

This is a small/mid cap stock fund that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small and mid-sized U.S. companies that are believed to offer:

.. favorable prospects for increasing dividends and capital appreciation (i.e., "value" companies); and

.. above-average potential for growth in revenues and earnings (i.e. "growth" companies).

The manager selects stocks using a combination of quantitative techniques and equity research. The manager employs an investment process known as CORE, "Com-puter Optimized, Research-Enhanced," that employs a proprietary quantitative model. "CORE SM" is a service mark of Goldman, Sachs & Co. Stocks are purchased that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 2500(TM) Index.

The Fund is managed using risk control techniques to maintain risk, style, cap-italization and sector characteristics similar to the Russell 2500(TM) Index. The Fund is broadly diversified by sector.

The Fund normally invests in 400 to 700 stocks, and at least 80% of the Fund's assets in small-cap and mid cap companies. For the purpose of this Fund, "small-cap and mid cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2500(TM) Index. Moreover, the Fund normally invests at least 65% (usually high-er) of its assets in companies with market capitalizations that are within the range of capitalization of the 2,800 smallest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations less than $10.6 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Goldman Sachs Asset Management,
A unit of the Investment Management Division of Goldman Sachs and Co.
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since May, 1998
Managed approximately $330 billion in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

Robert C. Jones
-----------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
-----------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity
Research at Prudential Securities (1983-1998)

Victor H. Pinter
-----------------
Vice President of subadviser
Joined subadviser in 1989


PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [CHART]

                                1999     20.54%
                                2000      4.63%
                                2001      0.53%

Best quarter: up 19.47%, second quarter 2001 Worst quarter: down 20.01%, fourth quarter 1998

Average annual total returns -- for periods ending 12/31/2001*

              Fund  Index
1 year        0.53% 1.22%
Life of fund  3.72% 4.82%

Index: Russell 2500(TM) Index

* Began operations on May 1, 1998.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returnsof the Fund's specific equity investmentcategory may lag the returns of the overall stock market. For exam-ple, the Fund's "small/mid cap" approach carries the risk that in certain mar-kets small/mid cap stocks will underperform large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be higher than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                    1998**     1999     2000     2001
Net asset value, beginning of period         $10.00   $ 9.02  $  9.82  $  9.82
Income from investment operations:
 Net investment income (loss)                   --      0.02     0.05     0.05
 Net realized and unrealized gain (loss) on
  investments*                                (0.98)    1.77     0.39      --
 Total from investment operations             (0.98)    1.79     0.44     0.05
Less distributions:
 Distributions from net investment income
  and capital paid in                           --     (0.03)   (0.07)  (0.05)
 Distributions from net realized gain on
  investments sold                              --     (0.96)   (0.32)     --
 Distributions in excess of income & gains      --       --     (0.05)     --
 Total distributions                            --     (0.99)   (0.44)  (0.05)
Net asset value, end of period               $ 9.02   $ 9.82  $  9.82  $  9.82
Total investment return                       (9.81)%  20.54%    4.63%    0.53%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)  $5,015   $8,248  $21,636  $46,446
Ratio of expenses to average net assets
 (%)***                                        1.05%    0.94%    0.90%    0.90%
Ratio of net investment income (loss) to
 average net assets (%)                       (0.01)%   0.30%    0.56%    0.52%
Turnover rate (%)                             60.51%  109.12%   94.78%   96.88%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Fund began operations May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 4.55%, 2.24%, 1.23% and 1.15% for the years ended December 31, 1998, 1999, 2000 and 2001, respectively.

Small/Mid Cap Growth Fund

GOAL AND STRATEGY

This is a small/mid cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of small and mid-sized U.S. companies that are believed to offer above-average potential for growth in rev-enues and earnings.

The manager selects stocks using a combination of proprietary quantitative and qualitative equity research. Quantitative screening seeks to identify a group of high-quality companies with above-average growth characteristics relative to industry peers. Equity research seeks to identify individual companies from that group with a higher potential for long term earnings growth and capital appreciation.

The manager buys companies that seem attractive based on a combination of cri-teria, among others:

.. Superior historical earnings growth,

.. Prospects for above-average growth,

.. Attractive valuations,

.. Strong market positions,

.. Favorable new products, and

.. Superior management.

The Fund is broadly diversified by sector. The Fund normally invests in 60 to 110 stocks, and at least 80% of its assets in small-cap and mid cap companies. For the purpose of this Fund, "small-cap and mid cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2500(TM) Growth Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 2,800 small-est companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations less than $10.6 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1999
Managed approximately $311 billion in assets at the end of 2001

FUND MANAGERS

Frank J. Boggan, CFA
-----------------
Vice President of subadviser
Joined subadviser in 2001
Managing Director of Palladian Capital
Management (1998-2001)
Portfolio Manager at The Pioneer
Group (1991-1998)

John J. Harrington, CFA
-----------------
Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [CHART]

                                1995     35.96%
                                1996     30.33%
                                1997      3.44%
                                1998      5.61%
                                1999      5.15%
                                2000      9.25%
                                2001      2.83%


Best quarter: up 21.59%, fourth quarter 1998 Worst quarter: down 21.48%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index 1 Index 2**
1 year         2.83% -10.82%  -10.82%
5 Years        5.23%   6.60%   11.20%
Life of fund  11.48%  10.52%   13.88%

Index 1: Russell 2500(TM) Growth Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell Mid Cap(TM) Growth Index (from inception through April, 1999) and Russell 2500(TM) Growth Index (after April, 1999)
*  Began operations on May 1, 1994.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small/mid cap" approach carries the risk that in certain markets small/mid cap stocks will underperform large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commis-sions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be higher than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended
 December 31:                1997      1998       1999       2000       2001
Net asset value,
 beginning of period     $  16.52  $  15.39   $  15.94   $  14.03   $  13.70
Income from investment
 operations:
 Net investment income
  (loss)                     0.01     (0.02)     (0.07)     (0.02)     (0.06)
 Net realized and
  unrealized gain (loss)
  on investments*            0.56      0.88       0.74       1.27       0.45
 Total from investment
  operations                 0.57      0.86       0.67       1.25       0.39
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.01)      --       (0.17)       --         --
 Distributions from net
  realized gain on
  investments sold          (1.69)    (0.31)     (2.41)     (1.43)       --
 Distributions in excess
  of income & gains           --        --         --       (0.15)       --
 Total distributions        (1.70)    (0.31)     (2.58)     (1.58)       --
Net asset value, end of
 period                  $  15.39  $  15.94   $  14.03   $  13.70      14.09
Total investment return      3.44%     5.61%      5.15%      9.25%      2.83%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $213,612  $193,332   $181,931   $190,010   $185,232
Ratio of expenses to
 average net assets (%)      0.85%     0.89%      0.85%      0.85%      0.91%
Ratio of net investment
 income (loss) to
 average net assets (%)      0.09%    (0.11)%    (0.27)%    (0.20)%    (0.40)%
Turnover rate (%)          331.19%   162.21%    172.58%    103.19%    113.73%

 * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Small Cap Equity Fund

GOAL AND STRATEGY

This is a small cap stock fund that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small U.S. companies that are believed to be undervalued relative to long-term earn-ings growth potential.

The manager selects stocks using proprietary fundamental equity research. Research focuses on identifying companies that are believed to be:

.. undervalued (i.e., with current stock price below long-term value);

.. asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs; and

.. dynamic and growing with realistic payback periods for any price premium.

The manager employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing a company's products, markets, management, suppliers, and competitors.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are managed by individual portfolio managers and/or research analysts. The Fund is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 150 to 300 stocks, and at least 80% of its assets in small cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capital-ization of the 2,100 smallest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations of less than $1.6 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $120 billion in assets at the end of 2001

FUND MANAGERS
Team managed by:
5 Portfolio Managers
 Average 19 years with Capital Guardian
 Average 23 years industry experience
Equity Research Team
 23 Research Analysts
 Average 9 years with Capital Guardian
 Average 13 years with industry experience

See Appendix A for more details
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [CHART]

                                1997     25.57%
                                1998     -5.96%
                                1999     -3.43%
                                2000     -8.89%
                                2001     -3.78%


Best quarter: up 26.90%, fourth quarter 2001 Worst quarter: down 27.11%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index 1 Index 2**
1 year        -3.78%  2.49%    2.49%
5 years         .01%  7.52%    6.55%
Life of fund   1.74%  7.57%    8.09%

Index 1: Russell 2000(R) Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell 2000(R) Value Index (from inception through October, 2000); and Russell 2000(R) Index (after October, 2000)

*  Began operations on May 1, 1996.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.
32

MAIN RISKS

Primary


Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:         1997     1998      1999      2000      2001
Net asset value, beginning of
 period                        $ 10.73  $ 12.40   $ 11.59   $ 10.92   $  9.14
Income from investment
 operations:
 Net investment income (loss)     0.08     0.07      0.09      0.14      0.01
 Net realized and unrealized
  gain (loss) on investments*     2.66    (0.81)    (0.50)    (1.13)    (0.35)
 Total from investment
  operations                      2.74    (0.74)    (0.41)    (0.99)    (0.34)
Less distributions:
 Distributions from net
  investment income and
  capital paid in                (0.08)   (0.07)    (0.07)    (0.45)    (0.01)
 Distributions from net
  realized gain on
  investments sold               (0.99)     --      (0.01)    (0.14)      --
 Distributions in excess of
  income & gains                   --       --      (0.18)    (0.20)      --
 Total distributions             (1.07)   (0.07)    (0.26)    (0.79)    (0.01)
Net asset value, end of
 period                        $ 12.40  $ 11.59   $ 10.92   $  9.14   $  8.79
Total investment return          25.57%   (5.96)%   (3.43)%   (8.89)%   (3.78)%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)             $43,261  $64,095   $68,900   $70,031   $71,193
Ratio of expenses to average
 net assets (%)** 2               1.05%    1.05%     0.95%     0.92%     1.00%
Ratio of net investment
 income (loss) to average net
 assets (%)                       0.68%    0.63%     0.78%     1.25%     0.06%
Turnover rate (%)               126.10%  100.83%   117.33%   189.57%    60.73%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.30%, 1.08%, 0.96%, 0.95% and 1.02% for the years ended December 31, 1997, 1998, 1999, 2000 and 2001, respectively.

Small Cap Value Fund

GOAL AND STRATEGY

This is a small cap stock fund with a value emphasis that seeks long-term capi-tal appreciation.

The Fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The manager employs a value approach in selecting stocks using proprietary fun-damental equity research. The manager generally looks for companies with:

.. Low price/earnings, price/book or price/cash flow ratios relative to small cap stocks, the company's peers, or its own historical norm.

.. Low stock price relative to the company's underlying asset values.

.. Above average dividend yield relative to the company's peers or its own his-toric norm.

.. A sound balance sheet and other positive financial characteristics.

.. Catalysts with the potential for value realization such as beneficial manage-ment change, restructuring, or industry consolidation.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 75 to 135 stocks, and at least 80% of its assets in small-cap companies. For the purpose of this Fund, "small-cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Value Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 2100 smallest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations of less than $1.6 billion. The Fund normally has 10% or less (usually lower) of its assets in cash or cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since January, 2001
Managed approximately $131 billion
in assets at the end of 2001

FUND MANAGERS
Management by Investment
Advisory Committee

Preston G. Athey, CFA, CIC
-----------------
Managing Director of subadviser
Joined subadviser in 1978

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [CHART]

                                2000     34.19%
                                2001     19.10%

Best quarter: up 15.52%, second quarter 2001 Worst quarter: down 12.81%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index 1 Index 2**
1 year        19.10% 14.02%   14.02%
Life of fund  24.84% 15.28%   15.10%

Index 1:Russell 2000(R) Value Index
Index 2:A composite index combining the performance of the following indices over the periods indicated: Russell 2500(R) Value Index (from inception through December, 2000); and Russell 2000(R) Value Index (after December, 2000).

*  Began operations on August 31, 1999.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Small Cap Value Fund (formerly Small/Mid Cap Value
 Fund) -- Period ended December 31:                 1999**      2000      2001
Net asset value, beginning of period                $10.00   $ 10.13  $  11.70
Income from investment operations:
 Net investment income (loss)                          --       0.01      0.09
 Net realized and unrealized gain (loss) on
  investments*                                        0.49      3.37      2.14
 Total from investment operations                     0.49      3.38      2.23
Less distributions:
 Distributions from net investment income and
  capital paid in                                      --      (0.01)    (0.09)
 Distributions from net realized gain on
  investments sold                                   (0.36)    (1.80)    (0.08)
 Distributions in excess of income & gains             --        --        --
 Total distributions                                 (0.36)    (1.81)    (0.17)
Net asset value, end of period                      $10.13   $ 11.70  $  13.76
Total investment return                               5.08%    34.19%    19.10%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)         $5,570   $29,436  $103,224
Ratio of expenses to average net assets (%)***        1.05%     1.05%     1.05%
Ratio of net investment income (loss) to average
 net assets (%)                                      (0.12)%    0.13%     0.87%
Turnover rate (%)                                    51.97%   220.80%    60.36%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.61%, 1.29% and 1.08% for the years ended December 31, 1999, 2000 and 2001, respectively.

Small Cap Growth Fund

GOAL AND STRATEGY

This is a small cap stock fund with a growth emphasis that seeks long-term cap-ital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small U.S. companies that are believed to offerabove-average potential for growth in revenues and earnings.

The manager selects stocks using proprietary equity research. Stocks are pur-chased that are expected to have rapid earnings growth that is not yet widely recognized by the investment community.

The manager looks for companies with:

.. demonstrated annual 20% earnings growth over 3 years and/or similar future growth expectations;

.. dominant market niche or poised to become market leaders; and

.. high quality senior management with coherent business strategies.

The Fund is highly diversified by sector and number of individual stocks. The Fund's sector weightings are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark. The Fund normally invests in 125 to 225 stocks, and at least 80% of its assets in small cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Growth Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 2100 smallest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations of less than $1.6 billion. The Fund nor-mally has 10% or less (usually lower) of its assets in cash and cash equiva-lents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1996
Managed approximately $29 billion in assets at the end of 2001

FUND MANAGERS
Management by investment team overseen by:

Bernice S. Behar, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1991

Anurag Pandit, CFA
-----------------
Vice President of subadviser
Joined subadviser in 1996



PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                   [CHART]

                               1997      14.26%
                               1998      14.49%
                               1999      70.38%
                               2000     -21.43%
                               2001     -12.61%

Best quarter: up 45.57%, fourth quarter 1999 Worst quarter: down 26.28%, first quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index
1 year        -12.61% -9.22%
5 years         8.88%  2.87%
Life of fund    7.70%  2.11%

Index: Russell 2000(R) Growth Index

*  Began operations on May 1, 1996.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results.

The Fund could underperform its peers or lose money if the manager's invest-ment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                        1997      1998       1999       2000       2001
Net asset value,
 beginning of period     $  9.93   $ 11.34   $  12.99   $  19.12   $  13.47
Income from investment
 operations:
 Net investment income
  (loss)                   (0.02)    (0.05)     (0.21)     (0.02)     (0.08)
 Net realized and
  unrealized gain (loss)
  on investments*           1.44      1.70       9.06      (4.16)     (1.62)
 Total from investment
  operations                1.42      1.65       8.85      (4.18)     (1.70)
Less distributions:
 Distributions from net
  investment income and
  capital paid in          (0.01)      --         --       (1.35)       --
 Distributions from net
  realized gain on
  investments sold           --        --       (2.72)     (0.12)       --
 Distributions in excess
  of income & gains          --        --         --         --         --
 Total distributions       (0.01)      --       (2.72)     (1.47)       --
Net asset value, end of
 period                  $ 11.34   $ 12.99   $  19.12   $  13.47   $  11.77
Total investment return    14.26%    14.49%     70.38%    (21.43)%   (12.61)
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $48,761   $74,849   $179,570   $234,542   $189,401
Ratio of expenses to
 average net assets
 (%)**                      1.00%     1.00%       0.8%      0.82%      0.91%
Ratio of net investment
 income (loss) to
 average net assets (%)    (0.28)%   (0.65)%    (0.70)%    (0.50)%    (0.55)%
Turnover rate (%)          86.23%   101.16%     113.1%     97.73%     91.48%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuations in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made, the expense ratio would have been 1.12%, 1.05% and .94% for the years ended December 31, 1997, 1998 and 2001, respectively.
(1) Excludes merger activity.

International Equity Index Fund

GOAL AND STRATEGY
This is an international stock fund that seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging mar-kets.

The Fund normally invests in 600 to 1,000 stocks, and more than 80% of its assets in securities listed in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") GDP Index.

The Fund is managed relative to a target mix of the MSCI EAFE GDP Index and, to a lesser extent, the MSCI EMF Index. The EAFE GDP Index includes foreign compa-nies in developed markets, with country index weights based upon a country's Gross Domestic Product (GDP). The EMF Index, known as the Emerging Markets Free Index, includes foreign companies in emerging markets, with country index weights based upon a country's market capitalization.

The manager employs a passive management strategy using quantitative techniques to invest in a representative sample of stocks in the Index. The manager selects stocks in an attempt to track, as closely as possible, the characteris-tics of the Index, including country and sector weights.

The Index composition changes from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow. Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how deriva-tives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

Note: "MSCI EAFE GDP Index" and "MSCI EMF Index" are the exclusive property of Morgan Stanley & Co., Incorporated and are registered service marks of Morgan Stanley Capital International.
--------------------------------------------------------------------------------


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years




                                   [CHART]
                               1992      -1.80%
                               1993      32.10%
                               1994      -6.25%
                               1995       8.01%
                               1996       9.19%
                               1997      -5.03%
                               1998      20.82%
                               1999      30.87%
                               2000     -17.42%
                               2001     -20.30%

Best quarter: up 20.91%, fourth quarter 1998 Worst quarter: down 15.90%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index 1 Index 2**
1 year        -20.30% -21.93%  -20.02%
5 years        -0.23%   3.23%    1.84%
10 years        3.58%   6.43%    5.11%
Life of fund    4.98%   6.47%    4.10%

Index 1:  MSCI EAFE GDP Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: MSCI EAFE Index (from inception through April,1998); MSCI EAFE GDP Index (from May, 1998 through June, 1999); and 90% MSCI EAFE GDP Index/10% MSCI EMF Index (after June, 1999)
*  Began operations on May 2, 1988.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1986
Managing Fund since May, 1998
Managed approximately $20 billion in assets at the end of 2001

FUND MANAGERS

Bradford S. Greenleaf, CFA
-----------------
Senior Vice President of subadviser
Joined team in 2000
Joined subadviser in 1994

David P. Nolan, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1996

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

.. The securities selected by the manager may not be fully representative of the Index.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

.. The size and timing of the Fund's cash flows may result in the Fund's per-formance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Stocks tend to go up and down in value more than bonds. If the Fund's invest-ments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary

Derivatives Risk:  Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                         1997       1998      1999      2000       2001
Net asset value,
 beginning of period     $  16.83   $  15.20  $  15.56  $  19.64   $  15.39
Income from investment
 operations:
 Net investment income
  (loss)                     0.13       0.23      0.21      0.23       0.22
 Net realized and
  unrealized gain (loss)
  on investments*           (0.97)      2.91      4.51     (3.64)     (3.32)
 Total from investment
  operations                (0.84)      3.14      4.72     (3.41)     (3.10)
Less distributions:
 Distributions from net
  investment income and
  capital paid-in           (0.13)     (0.23)    (0.21)    (0.25)     (0.22)
 Distributions from net
  realized gain on
  investments sold          (0.66)     (2.55)    (0.38)    (0.59)       --
 Distributions in excess
  of income & gains           --         --      (0.05)      --         --
 Total distributions        (0.79)     (2.78)    (0.64)    (0.84)     (0.22)
Net asset value, end of
 period                  $  15.20   $  15.56  $  19.64  $  15.39   $  12.07
Total investment return     (5.03)%    20.82%    30.87%   (17.42)%   (20.30)%
Ratios and supplemental
 data
Net assets, end of
 period (000s omitted)   $152,359   $173,137  $244,017  $195,012   $122,020
Ratio of expenses to
 average net assets
 (%)**                       0.79%      0.56%     0.31%     0.28%      0.27%
Ratio of net investment
 income (loss) to
 average net assets (%)      0.78%      1.45%     1.26%     1.40%      1.66%
Turnover rate (%)           83.13%    158.63%    19.01%    14.86%      8.31%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.63%, 0.38%, 0.37% and .40% for the years ended December 31, 1998, 1999, 2000 and 2001, respectively.

International Opportunities Fund

GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located outside the U.S., pri-marily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research that identi-fies companies that:

.. are capable of achieving sustainable above-average, long-term earnings growth;

.. are reasonably priced relative to present or anticipated earnings, cash flow, or book value; and

.. have attractive valuations relative to opportunities in large, mid or small cap companies.

The Fund's country and regional exposures are primarily a result of stock selection, although the Fund maintains broad diversification across countries and regions.

The manager selects stocks that have growth characteristics such as:

.. leading market position or technological leadership;

.. attractive business niche;

.. healthy balance sheets with relatively low debt;

.. strong competitive advantage;

.. strength of management; and

.. earnings growth and cash flow sufficient to support growing dividends.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 45 countries.

The Fund will invest no more than 20% of its assets in emerging market stocks. The Fund normally invests in 150 to 250 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managing Fund since May, 1996
Managed approximately $26 billion in assets at the end of 2001

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1983

John R. Ford
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1982

James B. M. Seddon
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1987

Mark Bickford-Smith
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                   [CHART]
                               1997       1.95%
                               1998      15.92%
                               1999      34.01%
                               2000     -16.36%
                               2001     -20.93%

Best quarter: up 24.44%, fourth quarter 1999 Worst quarter: down 15.00%, first quarter 2001

Average annual total returns(/1/) -- for periods ending 12/31/2001*

               Fund   Index
1 year        -20.93% -19.50%
5 years         0.93%   0.89%
Life of fund    1.98%   0.83%

Index:MSCI All Country World Free Index, Excluding U.S.

*  Began operations on May 1, 1996.
40

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:     1997     1998     1999      2000          2001
Net asset value,
 beginning of period       $ 10.60  $ 10.63  $ 12.21  $  15.17      $  11.85
Income from investment
 operations:
 Net investment income
  (loss)                      0.10     0.11     0.10      0.07          0.06
 Net realized and
  unrealized gain (loss)
  on investments*             0.11     1.57     3.95     (2.57)        (2.53)
 Total from investment
  operations                  0.21     1.68     4.05     (2.50)        (2.47)
Less distributions:
 Distributions from net
  investment income and
  capital paid in            (0.10)   (0.10)   (0.11)    (0.15)        (0.08)
 Distributions from net
  realized gain on
  investments sold           (0.08)     --     (0.94)    (0.62)          --
 Distributions in excess
  of income & gains            --       --     (0.04)    (0.05)          --
 Total distributions         (0.18)   (0.10)   (1.09)    (0.82)        (0.08)
Net asset value, end of
 period                    $ 10.63  $ 12.21  $ 15.17  $  11.85       $  9.30
Total investment return       1.95%   15.92%   34.01%   (16.36)%(1)   (20.93)%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)            $30,631  $64,250  $79,794  $120,034      $ 83,591
Ratio of expenses to
 average net assets (%)**     1.22%    1.16%    1.02%     0.93%         1.00%
Ratio of net investment
 income (loss) to average
 net assets (%)               0.65%    0.89%    0.77%     0.47%         0.64%
Turnover rate (%)            21.09%   18.67%   34.02%    37.92%(1)     33.31%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.57%, 1.46%, 1.15%, 1.09% and 1.16% for the years ended December 31, 1997, 1998, 1999, 2000 and 2001, respectively.
(1) Excludes merger activity.

Emerging Markets Equity Fund

GOAL AND STRATEGY

This is an emerging markets stock fund that seeks long-term capital apprecia-tion.

The Fund normally invests at least 80% of its assets in companies economically linked to countries having economies or markets generally considered by the World Bank or United Nations to be emerging or developing. For purposes of this Fund, a company is considered to be "economically linked" to an emerging market country if (i) the company's principal securities trading market is in emerging market country; (ii) alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or serv-ices performed in emerging markets, (iii) it is organized under the laws of, or has a principal office in, an emerging market country; or (iv) the subadviser determines that the company's stock price will be significantly impacted or driven by events in emerging market countries.

The manager's investment approach combines top-down country allocation with bottom-up stock selection. In making country allocation decisions, the manager analyzes the global environment and selects countries with:

.. Improving macroeconomic, political and social trends, and

.. attractive valuation levels.

The manager selects stocks using fundamental proprietary research to identify companies that have:

.. strong earnings growth potential,

.. reasonable valuations, and

.. shareholder-focused management, dominant products, and well established dis-tribution channels.

The Fund normally invests in 100 to 350 stocks and in 15 to 30 countries. The Fund normally has 15% or less of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (EFTS), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Morgan Stanley Investment Management, Inc.
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since August, 1999
Managed approximately $178 billion in assets at the end of 2001


FUND MANAGERS

Management by investment team overseen by:

Narayan Ramachandran, CFA
-----------------
Managing Director of subadviser
Joined subadviser in 1996

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                   [CHART]
                               1999      81.37%
                               2000     -40.11%
                               2001      -3.63%

Best quarter: up 50.45%, fourth quarter 1999 Worst quarter: down 22.54%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index
1 year        -3.63% -2.37%
Life of fund  -7.71% -5.86%

Index: MSCI Emerging Markets Free Index

* Began operations on May 1, 1998.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, since the Fund invests primarily in emerging market coun-tries, it will have a significantly higher degree of foreign risk than funds that invest primarily in developed or newly- industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the funds perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100% due to the relatively high volatility associated with investing in emerging markets.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                 1998**      1999     2000      2001
Net asset value, beginning of period      $10.00     $7.09   $12.26   $  6.70
Income from investment operations:
 Net investment income (loss)               0.03      0.03    (0.02)     0.05
 Net realized and unrealized gain (loss)
  on investments*                          (2.91)     5.35    (4.91)    (0.29)
 Total from investment operations          (2.88)     5.38    (4.93)    (0.24)
Less distributions:
 Distributions from net investment
  income and capital paid in               (0.03)    (0.01)   (0.01)   (0.02)
 Distributions from net realized gain on
  investments sold                           --      (0.10)   (0.62)      --
 Distributions in excess of income &
  gains                                      --      (0.42)     --        --
 Total distributions                       (0.03)    (0.53)   (0.63)    (0.02)
 Capital Contributions                       --       0.32      --        --
Net asset value, end of period             $7.09    $12.26    $6.70   $  6.44
Total investment return***                (28.87)%   81.37%  (40.11)%   (3.63)%
Ratios and supplemental data
Net assets, end of period (000s omitted)  $7,310   $32,596  $31,010   $28,956
Ratio of expenses to average net assets
 (%)****                                    1.55%     1.39%    1.32%     1.40%
Ratio of net investment income (loss) to
 average net assets (%)                     0.51%     0.19%   (0.28)%    0.77%
Turnover rate (%)                          53.95%   196.32%  103.90%   120.72%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Fund began operations on May 1, 1998.
*** Includes the effect of a voluntary capital contribution from John Hancock of $.32 per share for the year ended 1999. The Total Investment Return without the capital contribution would have been 79.02% for the year ended 1999.
**** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 3.69%, 3.44%, 2.49% and 4.02% for the years ended December 31, 1998, 1999, 2000 and 2001, respectively.

Real Estate Equity Fund

GOAL AND STRATEGY

This is a non-diversified real estate stock fund that seeks above-average income and long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry, including real estate operating companies, real estate investment trusts (REITs) and other similar specialized ownership vehicles.

The Fund invests mostly in stocks of U.S. companies but also invests to a lim-ited extent in foreign stocks.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. At year end 2001, the assets of the Fund were approximately evenly divided between the subadvisers. Investments in and redemptions from the Fund are evenly divided between the subadvisers. These allocation methodologies may change in the future.

Independence Investment LLC ("Independence") selects real estate stocks using a combination of proprietary, equity research and quantitative tools. Real estate stocks are purchased that are undervalued relative to the stock's his-tory and the market and have improving earnings growth prospects.

Independence seeks to maintain risk, style and sector characteristics similar to the public equity real estate market. Independence normally invests in 30 to 60 stocks in its portion of the Fund.

Morgan Stanley Investment Management, Inc. ("MSIM") selects real estate stocks using a combination of:

.. top-down, market overview to identify undervalued property sectors and geo-graphic regions; and

.. proprietary, fundamental value-driven equity research to select companies that are attractively priced relative to the value of their underlying real estate assets.

MSIM seeks to maintain broad exposure to key property sectors (i.e., apart-ments, retail and office/industrial). MSIM normally invests in 30 to 60 stocks in its portion of the Fund.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. Each portion of the Fund normally has at least 65% (usually higher) of its assets invested in real estate equity securities and 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs).

Each portion of the Fund also may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, equity securities of non-real estate businesses whose real estate holdings are significant in relation to their market capitalization, certain Exchange Traded Funds (ETFs),and certain deriv-atives (investments whose value is based on indices and other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strate-gy. In taking those measures, the Fund may not achieve its investment goal.
-------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since May, 1988
Managed approximately $20 billion in assets at the end of 2001

Fund Managers

John F. DeSantis
-----------------
Executive Vice President of subadviser
Joined subadviser in 1982

Thomas D. Spicer
-----------------
Senior Vice President of subadviser
Joined subadviser in 1991

SUBADVISER

Morgan Stanley Investment Management, Inc.
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since June, 2000
Managed approximately $178 billion in assets at the end of 2001

Fund Managers

Management by investment team overseen by:

Theodore R. Bigman
-----------------
Managing Director, Global Real Estate, of subadviser
Joined subadviser in 1995

Douglas A. Funke
-----------------
Executive Director of subadviser
Joined subadviser in 1995

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile rel-ative to funds that invest broadly across different sectors of the stock mar-ket.

Real Estate Securities Risk: Real estate investment trusts (REITs) or other real estate-related equity securities may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs may be affected by the quality of any credit extended. Other potential risks include the pos-sibility of a REIT failing to qualify for tax-free pass-through of income under the Internal Revenue Code or failing to maintain exemption under the Investment Company Act of 1940.


Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Interest Rate Risk: The Fund is subject to interest rate risk, which is the possibility that changes in interest rates could hurt REIT performance. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In the future, the Fund's turnover rate may be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.
-------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable con-tracts. Such fees and charges would cause the investment returns under the con-tracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                   [CHART]
                               1991      33.50%
                               1992      16.00%
                               1993      17.29%
                               1994       2.86%
                               1995      12.31%
                               1996      33.07%
                               1997      17.22%
                               1998     -16.71%
                               1999      -1.69%
                               2000      31.29%
                               2001      -6.61%

Best quarter: up 25.82%, first quarter 1991 Worst quarter: down 17.37%, third quarter 1990

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index
1 year        -6.61%  10.49%
5 years        6.08%   6.71%
10 years      10.89%  10.47%
Life of fund   9.20%   6.69%

Index: Wilshire Real Estate Securities Index
*  Began operations on May 16, 1988.

FINANCIAL HIGHLIGHTS

(Selected data for each share interest outstanding throughout the period indi-cated):
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                         1997      1998       1999       2000      2001
Net asset value,
 beginning of period       $14.64    $15.91     $12.46     $11.47    $13.67
Income from investment
 operations:
 Net investment income
  (loss)                     0.77      0.77       0.78       0.76      0.67
 Net realized and
  unrealized gain (loss)
  on investments*            1.68     (3.38)     (0.99)      2.73      0.21
 Total from investment
  operations                 2.45     (2.61)     (0.21)      3.49      0.88
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.77)    (0.70)     (0.78)     (1.06)    (0.58)
 Distributions from net
  realized gain on
  investments sold          (0.41)    (0.14)       --       (0.06)    (0.42)
 Distributions in excess
  of income & gains           --        --         --       (0.17)      --
 Total distributions        (1.18)    (0.84)     (0.78)     (1.29)    (1.00)
Net asset value, end of
 period                    $15.91    $12.46     $11.47     $13.67    $13.55
Total investment return     17.22%   (16.71)%    (1.69)%    31.29%    (6.61)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $204,131  $152,789   $126,214   $158,811  $163,653
Ratio of expenses to
 average net assets (%)      0.69%     0.69%      0.70%      0.76%     1.07%
Ratio of net investment
 income (loss) to
 average net assets (%)      5.12%     5.48%      6.38%      5.99%     4.97%
Turnover rate (%)           20.04%    22.69%     12.95%     58.81%    29.07%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chase and withdrawals of shares in relation to the fluctuation in market val-ues of the fund.

Health Sciences Fund

GOAL AND STRATEGY

This is a non-diversified speciality health sciences stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of
(a) companies in the health sciences industries, including pharmaceutical, health-care services, applied research and development, biotechnology, and med-ical technology, equipment and supplies industries or (b) to a more limited extent, companies believed to have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. The Fund invests mostly in stocks of U.S. com-panies but also invests to a large extent in foreign stocks.

The manager selects health sciences and related stocks using proprietary funda-mental equity research and a systematic screening approach. The manager screens the universe for stocks that meet minimum size and earnings growth criteria. The manager employs a proprietary quantitative model to rank stocks based on:

.. fundamental catalyst (such as earnings surprise and momentum);

.. valuation (such as price-to-sales); and

.. financial strength (such as superior cash flow).

The manager uses fundamental equity research with a health sciences team and global equity research team to identify companies with:

.. strong and innovative management teams;

.. opportunities for above-average growth within its industry;

.. strong competitive positioning relative to peers and suppliers;

.. sufficient financial strength to grow business; and

.. reasonable valuations relative to earnings expectations.

The manager uses risk management tools and qualitative judgement to determine the Fund's industry and stock specific weightings. The Fund normally invests in 60 to 120 stocks. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, certain Exchange Traded Funds (ETFs), certain derivatives (in-vestments whose value is based on indices or other securities) and companies with the potential for growth as a result of their particular products, tech-nology, patents or other market advantages in the health-sciences industries.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

Managing since 1937
Managing Fund since May, 2001
Managed approximately $315 billion in assets at the end of 2001

Fund Managers

Managed by Putnam's Health Sciences Sector Team
Average 5 years with Putnam
Average 8 years industry experience
See Appendix B for more details

PAST PERFORMANCE

Because this Fund did not have a full year of operations as of December 31, 2001, no year-by-year total returns or average annual total returns can be shown for this Fund. The Fund intends to compare its performance with the Goldman Sachs Health Care Index and with the S&P 500 Index.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile rel-ative to funds that invest broadly across different sectors of the stock mar-ket.

Health Sciences and Related Securities Risk: Health sciences and related equity securities may be affected by changes in the regulatory and competitive environment for health sciences industries and in state and federal government policies relating to the funding of health care services. Other risks include
(i) the possibility that regulatory approval may not be granted for new drugs or other products, (ii) lawsuits against health care companies related to product or service liability issues, and (iii) technological advances that make existing health care products and services obsolete.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity markets.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                         2001**
Net asset value, beginning of period                              $10.00
Income from investment operations:
 Net investment income (loss)                                        --
 Net realized and unrealized gain (loss) on investments*           (0.18)
 Total from investment operations                                  (0.18)
Less distributions:
 Distributions from net investment income and capital paid in      (0.01)
 Distributions from net realized gain on investments sold            --
 Distributions in excess of income & gains                         (0.01)
 Total distributions                                               (0.01)
Net asset value, end of period                                     $9.81
Total investment return***                                         (1.85)%
Ratios and supplemental data
Net assets, end of period (000s omitted)                         $29,873
Ratio of expenses to average net assets (%)**                       1.10%
Ratio of net investment income (loss) to average net assets (%)    (0.16)%
Turnover rate (%)                                                  37.76%

   * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
  ** Fund began operations on May 1, 2001.
 *** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.19% for the year ended December 31, 2001.

Managed Fund

GOAL AND STRATEGY


This is a non-diversified balanced stock and bond fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of:

.. common stocks of large and mid sized U.S. companies, and

.. bonds with an overall intermediate term average maturity.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. At year-end 2001, Independence managed approximately 80% of the assets of the Fund and Capital Guardian managed the remainder. All investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. These allocation methodologies may change in the future.

Independence Investment LLC ("Independence") selects stocks and bonds using a combination of proprietary research and quantitative tools. Stocks are pur-chased that are undervalued relative to the stock's history and have improving earnings growth prospects. Independence seeks to maintain the equity risk and sector characteristics of its portion of the Fund similar to those of the overall equity market. Independence invests in bonds and bond sectors that are attractively priced based on market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of Treasury securities.

Independence's portion of the Fund has a target mix of 60% equities and 40% bonds, but Independence actively manages the mix within +/- 10 percentage points of the target mix. Independence normally invests its equity portion in 75 to 160 stocks, with at least 65% (usually higher) in companies with market capitalizations that are within the range of capitalization of the 1000 larg-est companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $1.4 billion. Independence may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

Capital Guardian Trust Company ("Capital Guardian") selects stocks and bonds using proprietary fundamental research that focuses on identifying securities that are believed to be undervalued (i.e., with current prices below long-term value).

Capital Guardian's portion of the Fund has a target mix of 70% equities and 30% bonds, but Capital Guardian actively manages the mix within +/- 15 per-centage points of the target mix.

Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are divided into segments that are each managed by individual portfolio managers and/or research analysts. Capital Guardian's strategy is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts. Capital Guardian's equity sector exposures are a result of stock selection as opposed to prede termined allocations. Capital Guardian normally invests its equity portion in 75 to 150 stocks, with at least 65% (usually higher) in com-panies with market capitalizations that are within the range of capitalization of the 1000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $1.4 billion. Capital Guardian may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

The Fund is "non-diversified," which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example:
U.S. dollar denominated foreign securities, certain Exchange Traded Funds
(ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strate-gy. In taking those measures, the Fund may not achieve its investment goal.
-------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $20 billion in assets at the end of 2001

FUND MANAGERS
Management by investment team overseen by:

John C. Forelli (equity)
-----------------
Senior Vice President of subadviser
Joined subadviser in 1990

James E. Shallcross (fixed income)
-----------------
Senior Vice President of subadviser
Joined subadvisor in 1991

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $120 billion in assets at the end of 2001


FUND MANAGERS

Equity
Managed by team of 22 research analysts
Average of 10 years with Capital Guardian
Average of 14 years industry experience

Fixed Income
Team managed by 4 portfolio managers
Average of 12 years with Capital Guardian
Average of 16 years industry experience

See Appendix A for more details

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Market Allocation Risk: The allocation of the Fund's assets among major asset classes (i.e., stocks, bonds, and short-term debt securities) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obliga-tion to pay interest and repay principal. Also, the credit rating of a bond held by the Fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if inter-est rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Concentration Risk. The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of for-eign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

-------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                   [CHART]
                               1991      22.00%
                               1992       7.70%
                               1993      11.60%
                               1994      -2.23%
                               1995      27.09%
                               1996      10.72%
                               1997      18.72%
                               1998      20.42%
                               1999       9.10%
                               2000       0.03%
                               2001      -2.84%
Best quarter: up 14.77%, fourth quarter 1998 Worst quarter: down 8.28%, third quarter 2001

Average annual total return -- for periods ending 12/31/2001*

               Fund  Index 1  Index 2 Index 3**
1 year        -2.84% -11.88%   8.42%   -3.72%
5 years        8.67%  10.70%   7.43%    9.39%
10 years       9.63%  12.93%   7.23%   10.26%
Life of fund  10.59%  13.31%   8.18%   11.02%

Index 1:  S&P 500 Index
Index 2: Lehman Brothers Aggregate Bond Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: 50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index (from inception through December, 1997) and 60% S&P 500
    Index/40% Lehman Brothers Aggregate Bond Index (after December, 1997)
--------------------------------------------------------------------------------
*  Began operations on March 29, 1986.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FINANCIAL HIGHLIGHTS

(Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended
 December 31:                  1997        1998        1999        2000        2001
Net asset value,
 beginning of period         $13.35      $14.35      $15.64      $15.45      $13.82
Income from investment
 operations:
 Net investment
  income (loss)                0.59        0.46        0.44        0.44        0.28
 Net realized and
  unrealized gain (loss)
  on investments*              1.86        2.43        0.94       (0.45)      (0.67)
 Total from investment
  operations                   2.45        2.89        1.38       (0.01)      (0.39)
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.67)      (0.51)      (0.43)      (0.44)      (0.28)
 Distributions from net
  realized gain on
  investments sold            (0.78)      (1.09)      (1.14)      (1.18)      (0.07)
 Distributions in excess
  of income & gains             --          --          --          --          --
 Total distributions          (1.45)      (1.60)      (1.57)      (1.62)      (0.35)
Net asset value, end of
 period                      $14.35      $15.64      $15.45      $13.82      $13.08
Total investment return       18.72%      20.42%       9.10%       0.03%      (2.84)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $2,800,127  $3,301,910  $3,430,919  $2,995,794  $2,526,703
Ratio of expenses to
 average net assets (%)        0.37%       0.36%       0.36%       0.46%       0.73%
Ratio of net investment
 income (loss) to
 average net assets (%)        4.18%       2.99%       2.75%       2.86%       2.10%
Turnover rate (%)            200.41%     160.57%     203.86%     199.27%     190.73%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
(1) Excludes merger activity.

Global Balanced Fund

GOAL AND STRATEGY

This is a non-diversified global balanced stock and bond fund that seeks income and long-term capital appreciation. The Fund invests primarily in a mix of:

.. U.S. and foreign common stocks of large and mid sized companies within devel-oped markets; and

.. U.S. and foreign bonds with an overall intermediate term average maturity.

The Fund has a target mix of 60% stocks and 40% bonds, but the manager actively manages the mix within (+/-) 15 percentage points of the target mix.

The Fund invests in at least 3 different countries, but normally in 15 to 45 countries.

Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are each managed by multiple portfolio managers and/or research analysts. Therefore, the Fund normally has broad country, cur-rency, sector and individual security exposures, reflecting the aggregate deci-sions of the multiple portfolio managers and research analysts managing the Fund.

The managers make ongoing decisions regarding the Fund's country, currency, sector and individual security exposures. Each manager selects stocks and bonds using proprietary fundamental research that focuses on indentifying securities that are believed to be undervalued (i.e., with current prices below long-term value).

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. However, the Fund normally invests in 125 to 275 stocks within the equity portion. The Fund may invest:

..  no more than 10% of its equity assets in emerging market stocks; and

..  no more than 15% of its bond assets in high yield and emerging market bonds.

The bond portion of the Fund normally has an average credit rating of "A" or higher. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), high yield debt securi-ties, certain Exchange Traded Funds (ETFs), and certain derivatives (invest-ments whose value is based on indices or other securities). The Fund may use derivatives, such as futures and forwards, to manage the Fund's average matu-rity and to implement foreign currency strategies. Currency management strate-gies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $120 billion in assets at the end of 2001

FUND MANAGERS
Team managed by:
 15 Portfolio Managers
 Average 18 years with Capital Guardian
 Average 23 years industry experience

 Global Equity Research Team:
  35 Research Analysts
  Average 9 years with Capital Guardian
  Average 12 years industry experience

See Appendix A for more details

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                   [CHART]
                               1997       2.65%
                               1998      17.99%
                               1999       5.11%
                               2000      -9.08%
                               2001      -6.45%

Best quarter: up 13.06%, fourth quarter 1998 Worst quarter: down 9.22%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

  Fund Index 1 Index 2 Index 3**

1 year        -6.45% -16.52% -0.99% -10.19%
5 Years        1.60%   5.74%  2.16%   2.55%
Life of fund   2.58%   6.28%  2.96%   2.75%

Index 1: MSCI World Index
Index 2: Salomon Brothers World Government Bond Index, Unhedged
Index 3: A composite index combining the performance of the following indices over the periods indicated: 65% MSCI World Index (Ex US)/35% Salomon Brothers Non-US Government Bond Index, Unhedged (from inception through April, 2000); and 60% MSCI World Index/40% Salomon Brothers World Government Bond Index, Unhedged (after April, 2000)
*  Began operations on May 1, 1996.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in foreign government securities could produce more volatile performance relative to funds with smaller positions. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund signifi-cantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Market Allocation Risk: The allocation of the Fund's assets between the major asset classes (i.e., stocks and bonds) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obliga-tion to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general low-er-rated bonds have higher credit risk.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

High Yield Bond Risk. Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if inter-est rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:           1997     1998     1999     2000      2001
Net asset value, beginning of
 period                          $ 10.39  $ 10.11  $ 11.12  $ 10.71     $9.27
Income from investment
 operations:
 Net investment income (loss)       0.33     0.34     0.29     0.23      0.11
 Net realized and unrealized
  gain (loss) on investments*      (0.05)    1.44     0.25    (1.20)    (0.70)
 Total from investment
  operations                        0.28     1.78     0.54    (0.97)    (0.59)
Less distributions:
 Distributions from net
  investment income and capital
  paid in                          (0.34)   (0.35)   (0.35)   (0.36)    (0.11)
 Distributions from net
  realized gain on investments
  sold                             (0.22)   (0.42)   (0.44)   (0.01)      --
 Distributions in excess of
  income & gain                      --       --     (0.16)   (0.10)      --
 Total distributions               (0.56)   (0.77)   (0.95)   (0.47)    (0.11)
Net asset value, end of period   $ 10.11  $ 11.12  $ 10.71  $  9.27     $8.57
Total investment return             2.65%   17.99%    5.11%   (9.08)%   (6.45)%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                     $25,420  $30,416  $31,577  $28,527   $31,290
Ratio of expenses to average
 net assets (%)**                   1.10%    1.10%    1.00%    0.98%     1.15%
Ratio of net investment income
 (loss) to average net
 assets (%)                         3.18%    3.20%    2.73%    2.32%     1.30%
Turnover rate (%)                  81.04%  103.55%  131.21%  204.98%    53.11%

 * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.56%, 1.82%, 1.31% and 1.27% for the years ended December 31, 1997, 1998, 1999 and 2000, respectively.

Short-Term Bond Fund

GOAL AND STRATEGY

This is a short-term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities, including but not limited to:

.. U.S. Treasury and Agency securities;

.. asset-backed securities and mortgaged-backed securities, including commer-cial-backed securities;

.. corporate bonds, both U.S. and foreign (if dollar-denominated); and

.. foreign government and agency securities (if dollar denominated).

The manager evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools. The manager invests in bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

The Fund normally has:

.. a weighted average effective maturity between one and three years;

.. no more than 15% of its assets in high yield bonds;

.. an average credit quality rating of "A" or higher; and

.. 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indexes or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since May, 1994
Managed approximately $20 billion in assets at the end of 2001

FUND MANAGER

James E. Shallcross
-----------------
Senior Vice President of subadviser
Joined subadviser in 1991

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.


Year-by-year total returns -- calendar years


                                   [CHART]
                               1995      11.49%
                               1996       3.61%
                               1997       6.41%
                               1998       5.82%
                               1999       2.96%
                               2000       7.98%
                               2001       8.09%

Best quarter: up 3.87%, second quarter 1995 Worst quarter: down 0.42%, first quarter 1999

Average annual total returns -- for periods ending 12/31/2001*

              Fund  Index 1 Index 2 Index 3**
1 year        8.09%  8.79%   8.72%    9.09%
5 year        6.24%  6.71%   6.71%    6.92%
Life of fund  6.04%  6.64%     --     6.87%

Index 1: Lehman Brothers 1-3 Year Government/Credit Bond Index
Index 2: Lehman Brothers 1-3 Year Aggregate Bond Index (effective May, 2002) Index 3: A composite index combining the performance of the following indices over the periods indicated: Merrill Lynch 1-5 Year U.S. Government Bond Index (from inception through April, 1998) and 65% Lehman Brothers 1-3 Year Credit Bond Index/35% Lehman Brothers 1-3 Year Government Bond Index (May, 1998 through April, 2002); Lehman Brothers 1-3 Year Aggregate Bond Index (after April, 2002)
*  Began operations on May 1, 1994.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.
Credit Risk: An issuer of a bond held by the Fund may default on its obliga-tion to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general low-er-rated bonds have higher credit risk.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if inter-est rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:            1997     1998     1999     2000      2001
Net asset value, beginning of
 period                           $ 10.05  $ 10.08  $ 10.05  $  9.72     $9.86
Income from investment
 operations:
 Net investment income (loss)        0.59     0.61     0.61     0.61      0.52
 Net realized and unrealized
  gain (loss) on investments*        0.03    (0.03)   (0.33)    0.14      0.26
 Total from investment
  operations                         0.62     0.58     0.28     0.75      0.78
Less distributions:
 Distributions from net
  investment income and capital
  paid in                           (0.59)   (0.61)   (0.61)   (0.61)    (0.53)
 Distributions from net realized
  gain on investments sold            --       --       --       --        --
 Distributions in excess of
  income & gains                      --       --       --       --        --
 Total distributions                (0.59)   (0.61)   (0.61)   (0.61)    (0.53)
Net asset value, end of period    $ 10.08  $ 10.05  $  9.72  $  9.86    $10.11
Total investment return              6.41%    5.82%    2.96%    7.98%     8.09%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)                         $51,120  $77,194  $68,844  $80,109  $149,450
Ratio of expenses to average net
 assets (%)                          0.57%    0.53%    0.43%    0.36%     0.48%
Ratio of net investment income
 (loss) to average net
 assets (%)                          5.67%    6.17%    6.25%    6.27%     5.20%
Turnover rate (%)                  108.29%  184.50%  100.04%   52.68%    86.39%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Bond Index Fund

GOAL AND STRATEGY

This is an intermediate term bond fund of high and medium credit quality that seeks to track the performance of the Lehman Brothers Aggregate Bond Index, which broadly represents the U.S. investment grade bond market.

The manager employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Index.

The Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $150 million including:

.. U.S. Treasury and agency securities;

.. asset-backed and mortgage-backed securities, including commercial mortgage-backed securities;

.. corporate bonds, both U.S. and foreign (if dollar denominated); and

.. foreign government and agency securities (if dollar denominated).

The Fund normally invests more than 80% of its assets in securities listed in the Lehman Brothers Aggregate Bond Index.

The manager selects securities to match, as closely as practicable, the Index's duration, cash flow, sector, credit quality, callability, and other key perfor-mance characteristics. The Index composition may change from time to time. The manager will reflect those changes as soon as practicable. The Fund may hold some cash and cash equivalents, but is normally fully invested.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indexes or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Mellon Bond Associates, LLP
One Mellon Center
Pittsburgh, Pennsylvania 15258

Managing since 1986
Managing Fund since May, 1998
Managed approximately $61 billion in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

Gregory D. Curran, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                   [CHART]
                               1999      -2.57%
                               2000      11.81%
                               2001       7.76%

Best quarter: up 5.35%, Fourth quarter 1998 Worst quarter: down 1.27%, first quarter 1999

Average annual total returns -- for periods ending 12/31/2001*

              Fund  Index 1 Index 2**
1 year        7.76%  8.42%    8.48%
Life of fund  6.46%  6.92%    6.82%

Index 1: Lehman Brothers Aggregate Bond Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Lehman Brothers Government/Credit Bond Index (from inception through January, 2001); and Lehman Brothers Aggregate Bond Index (af-ter January, 2001).

*  Began operations on May 1, 1998.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

.. The securities selected by the manager may not be fully representative of the Index.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

.. The size and timing of the Fund's cash flows may result in the Fund's perfor-mance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                  1998**     1999      2000      2001
Net asset value, beginning of period      $ 10.00  $ 10.19   $  9.32     $9.74
Income from investment operations:
 Net investment income (loss)                0.42     0.63      0.62      0.57
 Net realized and unrealized gain (loss)
  on investments*                            0.29    (0.89)     0.43      0.17
 Total from investment operations            0.71    (0.26)     1.05      0.74
Less distributions:
 Distributions from net investment
  income and capital paid in                (0.42)   (0.61)    (0.63)    (0.58)
 Distributions from net realized gain on
  investments sold                          (0.10)     --        --      (0.01)
 Distributions in excess of income &
  gains                                       --       --        --        --
 Total distributions                        (0.52)   (0.61)    (0.63)   (0.59)
Net asset value, end of period            $ 10.19  $  9.32   $  9.74     $9.89
Total investment return                      7.20%   (2.57)%   11.81%     7.76%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                              $28,001  $38,436   $64,768  $129,358
Ratio of expenses to average net
 assets (%)***                               0.40%    0.29%     0.25%     0.24%
Ratio of net investment income (loss) to
 average net assets (%)                      6.17%    6.56%     6.80%     5.77%
Turnover rate (%)                           21.09%   17.06%    40.46%    68.70%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.71%, 0.35% and 0.27% for the years ended December 31, 1998, 1999 and 2000, respectively.

Active Bond Fund

GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities including but not limited to:

.. U.S. Treasury and agency securities;

.. asset-backed and mortgage-backed securities, including commercial mortgage-backed securities;

.. corporate bonds, both U.S. and foreign (if dollar-denominated); and

.. foreign government and agency securities (if dollar-denominated).

The manager normally invests:

.. mostly in investment grade debt securities; and

.. no more than 25% of the Fund's assets in high yield bonds.

The manager seeks to identify specific bond sectors, industries and specific bonds that are attractively priced. The manager tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. The manager uses proprietary research to identify securities that are undervalued.

The manager evaluates bonds of all quality levels and maturities from many dif-ferent issuers. The Fund normally has an average credit rating of "A" or high-er.

The Fund normally has 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: emerging market debt securities, and certain derivatives (investments whose value is based on indices or other securities). The manager actively uses derivatives, such as futures, to adjust the Fund's average matu-rity and seeks to keep the Fund's interest rate sensitivity in line with the overall market.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1995
Managed approximately $29 billion in assets at the end of 2001

FUND MANAGERS

James K. Ho, CFA
-----------------
Executive Vice President of subadviser
Joined subadviser in 1985


Benjamin A. Matthews, CFA
-----------------
Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                   [CHART]
                               1992       7.70%
                               1993      10.80%
                               1994      -2.57%
                               1995      19.55%
                               1996       4.10%
                               1997      10.11%
                               1998       8.23%
                               1999      -0.94%
                               2000      10.45%
                               2001       7.48%

Best quarter: up 7.14%, second quarter 1989 Worst quarter: down 2.51%, first quarter 1994

Average annual total returns -- for periods ending 12/31/2001*

              Fund  Index
1 year        7.48% 8.42%
5 years       6.98% 7.43%
10 years      7.32% 7.23%
Life of fund  8.00% 8.18%

Index: Lehman Brothers Aggregate Bond Index

*  Began operations on March 29, 1986.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                         1997      1998      1999       2000      2001
Net asset value,
 beginning of period     $   9.77  $   9.95     $9.92   $   9.12     $9.44
Income from investment
 operations:
 Net investment income
  (loss)                     0.71      0.69      0.67       0.64      0.58
 Net realized and
  unrealized gain (loss)
  on investments*            0.24      0.11     (0.76)      0.28      0.11
 Total from investment
  operations                 0.95      0.80     (0.09)      0.92      0.69
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.71)    (0.69)    (0.71)     (0.60)    (0.58)
 Distributions from net
  realized gain on
  investments sold          (0.06)    (0.14)      --         --        --
 Distributions in excess
  of income & gains           --        --        --         --        --
 Total distributions        (0.77)    (0.83)    (0.71)     (0.60)    (0.58)
Net asset value, end of
 period                  $   9.95  $   9.92  $   9.12   $   9.44     $9.55
Total investment return     10.11%     8.23%    (0.94)%    10.45%     7.48%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $803,770  $907,121  $850,286   $842,299  $947,514
Ratio of expenses to
 average net assets
 (%)**                       0.31%     0.29%     0.28%      0.41%     0.67%
Ratio of net investment
 income (loss) to
 average net assets (%)      7.18%     6.84%     6.97%      6.98%     5.97%
Turnover rate (%)          138.29%   228.74%   182.90%    224.24%   206.80%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursements. Had such reimbursement not been made the expense ratio would have been .44% for the year ended December 31, 2001.
(1) Excludes merger activity.

High Yield Bond Fund

GOAL AND STRATEGY

This is a high yield bond fund that seeks high income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of high yield debt securities commonly referred to as "junk bonds" (securities rated below BBB or Baa and unrated equivalents), including but not limited to:

.. corporate bonds, both U.S. and foreign;

.. foreign government and agency securities;

.. preferred stocks; and

.. convertible securities (convertible into common stocks or other equity inter-ests).

The manager normally invests no more than 15% of the Fund's assets in emerging market countries (with below investment-grade sovereign debt). The Fund nor-mally has 10% or less of its assets in cash and cash equivalents.

The manager seeks to purchase bonds with stable or improving credit quality before the market widely perceives the improvement. Purchase and sale decisions are primarily based upon the investment merits of the particular security.

The manager selects bonds using proprietary research, including:

.. quantitative analysis of historical financial data;

.. qualitative analysis of a company's future prospects; and

.. economic and industry analysis.

The Fund's average maturity generally depends on security selection decisions rather than interest rate decisions.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: equity securities, high quality debt securities (short-term and otherwise), foreign debt securities denominated in U.S. dollars or any other currency, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1998
Managed approximately $311 billion in assets at the end of 2001

FUND MANAGER

Richard T. Crawford
-----------------
Vice President of subadviser
Joined subadviser in 1994

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year



                                   [CHART]
                               1999       5.13%
                               2000     -10.81%
                               2001       2.13%

Best quarter: up 8.46%, first quarter 2001 Worst quarter: down 8.80%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index
1 year         2.13%  5.28%
Life of fund  -1.98% -0.10%

Index: Lehman Brothers High-yield Bond Index

*  Began operations on May 1, 1998.

MAIN RISKS

Primary

High Yield Bond Risk: High yield or junk bonds, defined as bond securities rated below BBB-/Baa3, may be subject to more volatile or erratic price move-ments due to investor sentiment. In a down market, these high yield securities may become harder to value or to sell at a fair price.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                  1998**      1999     2000      2001
Net asset value, beginning of period      $ 10.00   $  9.23  $  8.99   $  7.33
Income from investment operations:
 Net investment income (loss)                0.46      0.72     0.73      0.73
 Net realized and unrealized gain (loss)
  on investments*                           (0.76)    (0.26)   (1.65)    (0.55)
 Total from investment operations           (0.30)     0.46    (0.92)     0.18
Less distributions:
 Distributions from net investment
  income and capital paid in                (0.46)    (0.70)   (0.74)    (0.68)
 Distributions from net realized gain on
  investments sold                          (0.01)      --       --        --
 Distributions in excess of income &
  gains                                       --        --       --        --
 Total distributions                        (0.47)    (0.70)   (0.74)    (0.68)
Net asset value, end of period            $  9.23   $  8.99  $  7.33   $  6.83
Total investment return                     (2.98)%    5.13%  (10.81)%    2.13%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                              $14,789   $19,921  $25,978   $51,274
Ratio of expenses to average net assets
 (%)***                                      0.90%     0.80%    0.75%     0.80%
Ratio of net investment income (loss) to
 average net assets (%)                      7.43%     7.94%    8.88%    10.39%
Turnover rate (%)                           17.67%    38.62%   21.94%    32.50%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Fund began operations on May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.03%, 1.04%, 0.87% and .90% for the years ended December 31, 1998, 1999, 2000 and 2001, respectively.

Global Bond Fund

GOAL AND STRATEGY

This is an intermediate term, non-diversified global bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities of issuers throughout the world, including but not limited to:

.. U.S. Treasury and agency securities;

.. asset-backed and mortgage-backed securities, including commercial mortgage-backed securities;

.. corporate bonds, both U.S. and foreign;

.. foreign government and agency securities; and

.. supranational securities (such as the World Bank).

The Fund has a target mix of 25% U.S. bonds and 75% non-U.S. bonds (denominated in foreign currencies), but the manager actively manages the mix within (+/-
) 15 percentage points of the target mix.

The Fund normally:

.. invests in at least 3 countries, but normally in 10 to 35 countries;

.. has an average credit quality rating of "A" or higher; and

.. invests up to 15% in emerging market and high yield debt securities.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are managed by individual portfolio managers and/or research analysts. Therefore, the Fund normally has broad country, cur-rency, sector and individual security exposures, reflecting the aggregate deci-sions of the multiple portfolio managers and research analysts managing the Fund.

The managers make ongoing decisions regarding the Fund's average maturity and the Fund's country, sector and foreign currency exposures. The manager uses proprietary research and economic analysis to identify attractive markets and currencies and undervalued sectors and securities.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indices or other securities). The Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity relative to the benchmark and to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $120 billion in assets at the end of 2001

FUND MANAGERS

Team managed by 5 Portfolio Managers
Average 13 years with Capital Guardian
Average 20 years industry experience
See Appendix A for more details

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                   [CHART]
                               1997       9.05%
                               1998       9.15%
                               1999      -2.16%
                               2000      12.00%
                               2001      -1.45%
Best quarter: up 7.04%, forth quarter 2000 Worst quarter: down 3.18%, fourth quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index 1 Index 2**
1 year        -1.45% -0.99%   -0.99%
5 Years        5.15%  2.16%    6.21%
Life of fund   5.73%  2.96%    6.73%

Index 1: Salomon Brothers World Government Bond Index, Unhedged
Index 2: A composite index combining the performance of the following indices over the periods indicated: 75% Lehman Brothers Aggregate Bond Index / 25% JP Morgan Non-US Government Bond Index, US Dollar Hedged (from inception through April, 1999); JP Morgan Global Government Bond Index, US Dollar Hedged (from May, 1999 through October, 2000); and Salomon Brothers World Government Bond Index, Unhedged (after October, 2000)
*  Began operations on May 1, 1996.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, the Fund's investments in emerging market countries have a significantly higher degree of foreign risk than investments in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Non-Diversified Fund Risk: The Fund's larger position in foreign government securities could produce more volatile performance relative to funds with smaller positions. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund signifi-cantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Concentration Risk. The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:           1997     1998     1999      2000     2001
Net asset value, beginning of
 period                          $ 10.16  $ 10.24  $ 10.60   $  9.82   $10.34
Income from investment
 operations:
 Net investment income (loss)       0.59     0.54     0.48      0.48     0.38
 Net realized and unrealized
  gain (loss) on investments*       0.30     0.38    (0.70)     0.67    (0.53)
 Total from investment
  operations                        0.89     0.92    (0.22)     1.15    (0.15)
Less distributions:
 Distributions from net
  investment income and capital
  paid in                          (0.66)   (0.47)   (0.56)    (0.63)   (0.45)
 Distributions from net
  realized gain on investments
  sold                             (0.15)   (0.09)     --        --       --
 Distributions in excess of
  income & gains                     --       --       --        --       --
 Total distributions             $ (0.81) $ (0.56)   (0.56)    (0.63)   (0.45)
Net asset value, end of period   $ 10.24  $ 10.60  $  9.82   $ 10.34    $9.74
Total investment return             9.05%    9.15%   (2.16)%   12.00%   (1.45)%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                     $28,647  $66,791  $70,991   $68,473  $47,646
Ratio of expenses to average
 net assets (%)**                   1.00%    0.95%    0.83%     0.81%    0.95%
Ratio of net investment income
 (loss) to average net assets
 (%)                                5.80%    5.27%    4.70%     4.71%    3.73%
Turnover rate (%)                  69.38%  186.70%  332.06%   259.60%   41.75%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.32%, 1.02%, 0.84%, 0.91% and .95% for the years ended December 31, 1997, 1998, 1999, 2000 and 2001, respectively.

Money Market Fund

GOAL AND STRATEGY

This is a money market fund that seeks to preserve capital and liquidity while also seeking to achieve a competitive yield. The Fund intends to maintain a stable net asset value of $1.00 per share.

The Fund invests in U.S. dollar denominated money market instruments rated in one of the two highest short-term credit rating categories, primarily includ-ing:

.. commercial paper and other short-term obligations of U.S. and foreign issuers
  (including asset-backed securities);

.. certificates of deposit, bank notes and other obligations of U.S. and foreign banks and other lending institutions;

.. debt securities issued by foreign governments and agencies;
.. U.S. Treasury, agency and state and local government obligations; and,

.. repurchase agreements.

The manager's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the antici-pated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The manager seeks secu-rities;

.. with an acceptable maturity;

.. issued by issuers on a sound financial footing;

.. that are marketable and liquid; and
.. that offer competitive yields.

The Fund only invests in individual securities with a maximum remaining matu-rity of 397 days (13 months). The overall weighted average maturity of the Fund's investments is 90 days or less. The Fund may invest:

.. up to 5% of assets in securities rated in the second-highest short-term cate-gory (or unrated equivalents); and

.. up to 1% of assets or $1 million (whichever is greater) in securities of a single issuer rated in the second-highest short-term category (or unrated equivalents).
--------------------------------------------------------------------------------
SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2001
Managed approximately $311 billion in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

John Keogh
-----------------
Senior Vice President and Partner of subadviser
Joined subadviser in 1983
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                   [CHART]
                               1992       3.60%
                               1993       3.41%
                               1994       4.03%
                               1995       5.78%
                               1996       5.32%
                               1997       5.38%
                               1998       5.40%
                               1999       5.05%
                               2000       6.29%
                               2001       3.93%

Best quarter: up 2.38%, second quarter 1989 Worst quarter: up 0.74%, second quarter 1993

Average annual total return -- for periods ending 12/31/2001*

                  Fund
1 year            3.93%
5 years           5.22%
10 years          4.79%
Life of fund      6.69%

*Began operations on March 29, 1986.

MAIN RISKS

Primary

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, yields on the Fund's investments will generally rise and prices on the Fund's investments will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of instruments held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.
Credit Risk: An issuer of an instrument held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of an instrument held by the Fund may be downgraded. In either case, the value of the instrument held by the Fund would fall. All money market instruments have some credit risk, but in general lower-rated instruments have higher credit risk.

Principal Risk: An investment in the Fund is not a bank deposit and is not guaranteed as to principal and interest. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, investors may lose money by invest-ing in the Fund.
Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a sig-nificantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Secondary

None
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.**

Period ended December
 31:                         1997      1998      1999      2000         2001
Net asset value,
 beginning of period     $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
Income from investment
 operations:
 Net investment income
  (loss)                     0.05      0.05      0.04      0.06         0.04
 Net realized and
  unrealized gain (loss)
  on investments*             --        --        --        --           --
 Total from investment
  operations                 0.05      0.05      0.04      0.06         0.04
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.05)    (0.05)    (0.04)    (0.06)       (0.04)
 Distributions from net
  realized gain on
  investments sold            --        --        --        --           --
 Distributions in excess
  of income & gains           --        --        --        --           --
 Total distributions     $  (0.05) $  (0.05)    (0.04)    (0.06)    $  (0.04)
Net asset value, end of
 period                  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
Total investment return      5.38%     5.40%     5.05%     6.29%(1)     3.93%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $229,443  $395,195  $451,235  $496,853     $745,516
Ratio of expenses to
 average net assets (%)      0.33%     0.31%     0.31%     0.29%        0.32%
Ratio of net investment
 income (loss) to
 average net assets (%)      5.32%     5.29%     4.95%     6.05%        3.72%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Per share amounts have been restated to reflect a 10-for-1 stock split effective May 1, 2001.
(1) The total investment return includes the effect of the capital contribu-tion of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.

Your Account

Investments in shares of the funds

Each fund sells its shares directly to separate accounts of John Hancock, JHVLICO and other insurance companies to fund variable contracts. Each fund also buys back its shares on redemption by the separate accounts.

Under the variable contracts, a separate account buys or redeems a fund's shares based on:

.. instructions by you and other contractowners to invest or receive back monies under a contract (such as making a premium payment or surrendering a con-tract), and

.. the operation of a contract (such as deduction of fees and charges).

The Trust, as law permits, may:

.. refuse a buy order if the adviser believes it would disrupt management

.. suspend a fund's offer of shares, or

.. suspend a fund's redemption obligation or postpone a fund's payment of redemption proceeds for more than seven days.

Share price

Each fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by a separate account of a contractowner's instructions.

Each fund calculates its NAV:

.. by dividing its net assets by the number of its outstanding shares,

.. once daily as of the close of regular trading on the New York Stock Exchange
  (generally at 4 p.m. New York time) on each day the Exchange is open.

Certain funds may hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Conse-quently, NAV may change on days when contractowners will not be able to instruct a separate account to buy or redeem fund shares.

Valuation

The Money Market Fund values its securities at amortized cost. Each of the other funds values securities based on:

.. market quotations,

.. amortized cost,

.. valuations of independent pricing services, or

.. fair value determined in accordance with procedures approved by the Trust's trustees.

A fund may value securities at fair value where, for example:

..market quotations are not readily available, or

.. the value of securities has been materially affected after the closing of a foreign market.

Conflicts

The Trust's trustees monitor for possible material irreconcilable conflicts among separate accounts buying shares of the funds. The Trust's net asset value could decrease, if the Trust had to sell investment securities to pay redemp-tion proceeds to a separate account withdrawing because of a conflict.

Funds' Expenses

The advisory fee paid by each fund to the adviser in 2001 was:

  Funds                          % of net assets
  Equity Index Fund                   0.13%
  Large Cap Value Fund                0.74%
  Large Cap Value CORESM Fund         0.75%
  Large Cap Growth Fund               0.38%
  Large Cap Aggressive Growth
   Fund                               0.87%
  Growth & Income Fund                0.67%
  Fundamental Value Fund*             0.89%
  Multi Cap Growth Fund**             0.84%
  Fundamental Growth Fund             0.90%
  Small/Mid Cap CORESM Fund           0.80%
  Small/Mid Cap Growth Fund           0.80%
  Small Cap Equity Fund               0.90%
  Small Cap Value Fund                0.95%
  Small Cap Growth Fund               0.82%
  International Equity Index
   Fund                               0.17%
  International Opportunities
   Fund                               0.90%
  Emerging Markets Equity Fund        1.30%
  Real Estate Equity Fund             1.00%
  Health Sciences Fund                1.00%
  Managed Fund                        0.67%
  Global Balanced Fund                1.05%
  Short-Term Bond Fund                0.39%
  Bond Index Fund                     0.15%
  Active Bond Fund                    0.62%
  High Yield Bond Fund                0.70%
  Global Bond Fund                    0.85%
  Money Market Fund                   0.25%


*     Formerly Large/Mid Cap Value
**    Formerly Mid Cap Growth

The adviser pays subadvisory fees out of its own assets. No fund pays a fee to its subadviser(s). The adviser has agreed to limit each fund's annual expenses (excluding advisory fees and certain other expenses such as brokerage and tax-es) to not more than 0.10 percent of the fund's average daily net assets. Dividends and Taxes

Dividends

Each fund automatically reinvests its dividends and distributions in additional shares of the fund at NAV.

Each fund declares and pays dividends monthly, except that the Small/Mid Cap Growth Fund does so annually and the Money Market Fund does so daily.

Funds generally declare capital gains distributions annually.

Taxes

Each fund must meet investment diversification and other requirements under the Internal Revenue Code, in order to:

.. avoid federal income tax and excise tax, and

.. assure the tax-deferred treatment of variable contracts under the Code.

You should read the prospectus for your variable contract for the federal income tax consequences for contractowners, including the consequences of a fund's failure to meet Code requirements.

Trust Business Structure

The diagram below shows the basic business structure of the Trust. The Trust's trustees oversee the Trust's investment and business activities and hire vari-ous service providers to carry out the Trust's operations.

                                    Variable
                                 Contractowners


                                John Hancock and
                                    JHVLICO
                               Separate Accounts


                                   The Trust
                              Trustees oversee the
                             Trust's investment and
                              business activities.

          Investment Adviser                        Custodian
          John Hancock Life                State Street Bank and Trust
          Insurance Company                          Company
         Manages the Trust's
       investment and business              Holds the Trust's assets,
             activities.                        settles all Trust
                                           trades and collects most of
                                                  the valuation
                                           data required for calculat-
                                                 ing the Trust's
                                                       NAV.


                                  Subadvisers

      Alliance Capital Management             Morgan Stanley Investment Man-
      L.P.                                     agement Inc.
      Capital Guardian Trust Company          Putnam Investment Management,
      Goldman Sachs Asset Management          LLC
      Independence Investment LLC             SSgA Funds Management, Inc.
      Janus Capital Management, LLC           T. Rowe Price Associates, Inc.
      John Hancock Advisers, LLC              T. Rowe Price International,
      Mellon Bond Associates, LLP             Inc.
                                              Wellington Management Company,
                                              LLP

                      Provide management to various funds.

APPENDIX A

Capital Guardian Trust Company uses a multiple portfolio manager system in which each Fund it subadvises is divided into segments that are managed by individual portfolio managers and/or research analysts. This multiple manager approach seeks to deliver the best ideas of individual portfolio managers and analysts within each Fund. Each portfolio manager and research analyst decides how their respective segment will be invested within the limits provided by the Fund's goal and strategy and investment policies. Capital Guardian's Investment Committee determines the specific allocation to individual portfolio managers and the research analyst team. The equity portion of the Managed Fund and a segment of the Small Cap Equity and Global Balanced Funds are managed directly by the equity research analysts, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each analyst's segment will vary over time and may be based upon:
(1) the level of conviction of specific research analysts as to their desig-nated sectors; (2) industry weights within the relevant benchmark for the Fund; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research analysts compared to industry weights within the relevant benchmark. Set forth below are details regarding the multiple portfolio managers of Capital Guardian who are involved in the management of the Funds indicated:

MANAGED FUND

Equity Investments:

The Equity Research team consists of the following 22 research analysts with an average of 10 years experience with Capital Guardian and 14 years of industry experience:

Gene Barron                       Reed H. Lowenstein
Andrew F. Barth (Research Portfolio Coordinator)
                                  Karen A. Miller
Terry Berkemeier                  Jason M. Pilalas
Steven Connell                    Lars Reierson
Caroline E. Ford                  Carlos A. Schonfeld
Zachary E. Guevara                Lawrence R. Solomon
Todd S. James                     Eric H. Stern
James S. Kang                     Suzanne Stewart
Karin L. Larson                   Eva Sudol
Jin Lee                           Steven R. Wanek
John A. Longhurst                 Alan J. Wilson


Fixed Income Investments:

Christine Cronin                  James R. Mulally
Vice President of subadviser      Senior Vice President of subadviser
Joined subadviser in 1997         Joined subadviser in 1980


Michael Locke                     John W. Ressner
Vice President of subadviser      Executive Vice President of subadviser
Joined subadviser in 1996         Joined subadviser in 1988

SMALL CAP EQUITY FUND

Michael R. Ericksen               Karen A. Miller
Senior Vice President of          Senior Vice President of subadviser
subadviser                        Joined subadviser in 1990
Joined subadviser in 1987


                                  Lawrence R. Solomon
James S. Kang                     Senior Vice President of subadviser
Senior Vice President of          Joined subadviser in 1985
subadviser

Joined subadviser in 1988         Equity Research Team

                                  23 Research Analysts
Robert G. Kirby                   Average 9 Years with Capital Guardian
Chairman Emeritus of              Average 13 Years industry experience
subadviser
Joined subadviser in 1966

GLOBAL BALANCED FUND

Global Equity Investments:

Michael R. Ericksen                Robert Ronus
Senior Vice President of           President of subadviser
subadviser                         Joined subadviser in 1972
Joined subadviser in 1987


                                   Lionel M. Sauvage
David I. Fisher                    Senior Vice President of
Chairman of subadviser             subadviser
Joined subadviser in 1969          Joined subadviser in 1987


Richard N. Havas                   Nilly Sikorsky
Senior Vice President of           President of subadviser
subadviser                         Joined subadviser in 1962
Joined subadviser in 1986


                                   Rudolf M. Staehelin
Nancy I. Kyle                      Senior Vice President of
Senior Vice President of           subadviser
subadviser                         Joined subadviser in 1981
Joined subadviser in 1991


                                   Eugene P. Stein
Christopher A. Reed                Executive Vice President of
Vice President of subadviser       subadviser
Joined subadviser in 1994          Joined subadviser in 1973

                                   Global Equity Research Team
                                   35 Research Analysts
                                   Average 9 Years with Capital
                                   Guardian
                                   Average 12 Years with industry
                                   experience

Global Fixed Income Investments:

Mark A. Brett                      James R. Mulally
Senior Vice President of           Senior Vice President of
subadviser                         subadviser
Joined subadviser in 1993          Joined subadviser in 1980


Mark Dalzell                       John W. Ressner
Vice President of subadviser       Executive Vice President of subadviser
Joined subadviser in 1988          Joined subadviser in 1988

Laurentius Harrer
Vice President of subadviser
Joined subadviser in 1993

GLOBAL BOND FUND

Mark A. Brett                      James R. Mulally
Senior Vice President of           Senior Vice President of
subadviser                         subadviser
Joined subadviser in 1993          Joined subadviser in 1980


Mark Dalzell                       John W. Ressner
Vice President of subadviser       Executive Vice President of
Joined subadviser in 1988          subadviser

Laurentius Harrer                  Joined subadviser in 1988
Vice President
Joined subadviser in 1993

APPENDIX B

Putnam Investment Management, LLC uses a Health Sciences Sector Team to provide day to day investment management services to the Health Sciences Fund. Set forth below are the members of that team:

HEALTH SCIENCES FUND

Margaret D. Smith
Managing Director of subadviser
Joined subadviser in 1995

Nathan W. Eigerman
Senior Vice President of subadviser
Joined subadviser in 1996

James A. Polk, CFA
Senior Vice President of subadviser
Joined subadviser in 1998
Equity Analyst, MFS (1994-1998)

Putnam Investment Management, LLC uses the U.S. Growth Equity Team to provide day to day investment management services to the Growth & Income Fund. Set forth below are the members of that team:

GROWTH & INCOME FUND

C. Beth Cotner, CFA
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1995
(Retiring in fourth quarter of 2002)

Jeffrey R. Lindsey, CFA
Managing Director of subadviser
Joined subadviser in 1994

David J. Santos
Senior Vice President of subadviser
Joined subadviser in 1986

Anthony R. Sellitto, III, CFA
Senior Vice President of subadviser
Joined subadviser in 2000
Portfolio Manager, Berger Associates 1998-2000
Assistant Portfolio Manager, Crestone Capital Management 1995-1998

For more information


 This prospectus            Two documents are           To request a free
 should be used             available that offer        copy of the current
 only with a vari-          further information         annual/semiannual
 able contract              on John Hancock             report or the SAI,
 prospectus.                Variable Series             or to make share-
                            Trust I:                    holder inquiries,
                                                        please contact:

                            Annual/Semiannual
                            Report to shareholders

                                                        By mail:


                            Includes financial          John Hancock Variable
                            statements, a dis-          Series Trust I
                            cussion of the mar-         John Hancock Place
                            ket conditions and          Boston, MA 02117
                            investment strate-
                            gies that signifi-
                            cantly affected per-
                            formance, and the
                            auditors' report (in
                            the annual report
                            only).

                                                        By phone: 1-800-732-
                                                        5543

                                                        Or you may view or
                                                        obtain these docu-
                                                        ments from the SEC:


                            Statement of                In person: at the
                            Additional                  SEC's Public Refer-
                            Information (SAI)           ence Room in Wash-
                                                        ington, DC

                            The SAI contains
                            more detailed infor-
                            mation on all
                            aspects of the
                            funds.

                                                        By phone: 1-202-942-
                                                        8090

                                                        By mail: Office of
                                                        Public Reference Secu-
                                                        rities and Exchange
                                                        Commission

                            A current SAI has
                            been filed with the
                            Securities and              450 5th Street,
                            Exchange Commission         N.W., Room 1300
                            and is incorporated         Washington, DC
                            by reference into           20549-0102
                            (i.e., is legally a         (duplicating fee
                            part of) this pro-          required)
                            spectus.

                                                        By e-
                                                        mail: publicinfo@SEC.gov

                                                        On the
                                                        Internet: www.sec.gov

                                                        SEC File Num-
 John Hancock                                           ber: 811-4490
 Variable
 Series Trust I
 John Hancock
 Place
 Boston, Massachu-
 setts 02117
VSTPRO-1